UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Trinity Place Holdings Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

340 Madison Avenue, Suite 3C
New York, New York 10173
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of Trinity Place Holdings Inc., a Delaware corporation (the “Company”), will be held virtually and conducted via live webcast on Wednesday, July 24, 2024 beginning at 10:00 a.m. New York City time for the following purposes:
1.
The election of Alexander C. Matina as a Class II member of our Board of Directors by the holders of our common stock and the election of Joanne M. Minieri as a Class II member of our Board of Directors by the holder of our special stock;

2.
The ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the calendar year ending December 31, 2024;

3.
The approval, on an advisory basis, of the compensation of the Company’s named executive officers;

4.
The approval of an amendment to the Company’s 2015 Stock Incentive Plan to increase the number of shares of common stock available for awards by 2,000,000 shares; and

5.
The transaction of such other business, if any, as may properly come before the meeting.

Stockholders of record at the close of business on May 28, 2024 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting.
This year’s Annual Meeting will be held virtually and will be conducted live via webcast. You will be able to attend the virtual Annual Meeting online and submit your questions during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/TPHS2024. You will also be able to vote your shares electronically at the virtual Annual Meeting.
Whether or not you plan to attend the virtual Annual Meeting, please vote your shares by proxy. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form by completing, signing, dating and mailing your proxy card or voting instruction form in the envelope provided. Any stockholder attending live via webcast may vote at the virtual Annual Meeting, even if you already returned a proxy card or voting instruction form or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the virtual Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other agent.
By order of the Board of Directors,
/s/ Richard G. Pyontek

Richard G. Pyontek
Corporate Secretary
New York, New York
June 14, 2024

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on July 24, 2024:
Our Proxy Statement and Annual Report to Stockholders
will be available on or about June 14, 2024 on our website at www.trinityplaceholdings.com under the Investor Relations tab or through www.proxyvote.com.
YOUR VOTE IS IMPORTANT

i

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340 Madison Avenue, Suite 3C
New York, New York 10173
PROXY STATEMENT
This proxy statement is furnished to stockholders of Trinity Place Holdings Inc. (the “Company” or “Trinity”) in connection with the solicitation of proxies, in the accompanying form, by our Board of Directors (the “Board of Directors” or “Board”) for use in voting at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually and live via webcast, on Wednesday, July 24, 2024, at 10:00 a.m. New York City time, and at any adjournment or postponement thereof.
We will conduct the Annual Meeting virtually and live via webcast, which may be accessed at www.virtualshareholdermeeting.com/TPHS2024. It is important that you retain a copy of the control number found on your proxy card, voting instruction form or Notice, as such number will be required for you to gain access to the virtual Annual Meeting.
We expect our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), will be made available to stockholders on or about June 14, 2024 on our website at www.trinityplaceholdings.com under the Investor Relations tab or through www.proxyvote.com.
FREQUENTLY ASKED QUESTIONS ABOUT
OUR PROXY MATERIALS AND THE ANNUAL MEETING
Q:
Why am I receiving these materials?

A:
You are receiving these materials because you were a stockholder of Trinity Place Holdings Inc. at the close of business on May 28, 2024, the date for determining those persons entitled to notice of, and to vote at, the Annual Meeting.

Q:
Why did I receive a notice in the mail or by e-mail about the Internet availability of proxy materials instead of a full set of the materials?

A:
Under rules adopted by the Securities and Exchange Commission (the “SEC”), we have the ability to furnish our proxy materials over the Internet if we send each stockholder of record and each beneficial owner a written notice that the materials are available over the Internet. All stockholders will have the ability to access our proxy materials on the website specified in the notice, free of charge, or to request that a printed set of the materials be sent to them. Instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials may be found in the notice. Stockholders may also request to receive proxy materials electronically by e-mail on an on-going basis.

Q:
Who can vote?

A:
The right of the holders of our securities to vote at the meeting is as follows:

Election of one director by the holders of our common stock.   The first proposal to be considered at the meeting is the election of Alexander C. Matina as a Class II member of the Board of Directors by the holders of our common stock. All persons that own shares of our common stock directly in their name as the stockholder of record are entitled to cast one vote for each share owned. On the record date, 64,046,473 shares of our common stock were outstanding.
Election of one director by the holder of our special stock.   The matter to be considered at the meeting by the holder of our special stock is the election of Joanne M. Minieri as a Class II member of the

Board of Directors. The holder of the special stock is entitled to cast one vote for each share owned. On the record date, there was 1 share of special stock outstanding and entitled to vote.
All other matters.   The holders of common stock will have the right to vote on all other matters properly brought before the meeting. With respect to these matters, each holder of record of common stock as of the record date will be entitled to one vote for each share held.
If you are a beneficial owner of stock who holds shares indirectly, such as through a broker, bank or other nominee, you should follow instructions from the record owner of your shares in order to vote your shares.
Stockholder of Record: Shares Registered in Your Name
If, on May 28, 2024, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Annual Meeting through www.virtualshareholdermeeting.com/TPHS2024 or vote by proxy prior to the virtual Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on May 28, 2024, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
Q:
What if my shares are registered in more than one person’s name?

A:
If you own shares that are registered in the name of more than one person, each person must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, the full title of the person signing the proxy must be given and a certificate must be furnished showing evidence of appointment.

Q:
What am I voting on?

A:
Holders of common stock are being asked to vote on the following proposals:

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The election of Alexander C. Matina as a Class II member of our Board of Directors;

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The ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2023;

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The approval, on an advisory basis, of the compensation of the Company’s named executive officers;

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The approval of an amendment to the Company’s 2015 Stock Incentive Plan (the “Stock Incentive Plan”) to increase the number of shares of common stock available for awards by 2,000,000 shares; and

•
Such other business, if any, as may properly come before the meeting.

The holder of special stock is being asked to vote on the election of Joanne M. Minieri as a Class II member of the Board of Directors.
As of the date of this proxy statement, the Board knows of no other matters that will be brought before the Annual Meeting.

Q:
How do I vote?

A:
•For the election of each director nominee, you may vote “For” or “Withhold” your vote.

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For the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2024, you may vote “For” or “Against” or abstain from voting.

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For the approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers, you may vote “For” or “Against” or abstain from voting.

•
For the approval of the amendment to the Company’s Stock Incentive Plan, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at that time even if you have already voted by proxy.
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To vote in person, log in through www.virtualshareholdermeeting.com/TPHS2024. Please have available the 16-digit control number from the enclosed proxy card, if you received one, or from your Notice

•
If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on July 23, 2024, to be counted.

•
To vote over the Internet, go to www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on July 23, 2024, to be counted

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote by proxy is submitted to your broker, bank or other agent. Alternatively, you may vote by proxy by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the virtual Annual Meeting, you must bring a copy of the brokerage statement reflecting your share ownership as of May 28, 2024 and obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Q:
What happens if I don’t give specific voting instructions on my proxy card?

A:
If you are a stockholder of record and submit a signed proxy card or submit your proxy by telephone or over the Internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board. If currently unanticipated matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

If you hold your shares in street name with a broker, bank or other nominee and do not provide specific voting instructions, the broker, bank or other nominee holding your shares can generally vote the shares on routine matters, but cannot vote the shares on non-routine matters. At the virtual Annual Meeting, the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm is considered a routine matter, and the other proposals which are scheduled to be voted on, or which may be properly presented at the meeting for a vote, are considered non-routine matters. If the broker, bank or other nominee holding your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee holding your shares will inform the inspector of elections that it does not have authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Shares represented by broker non-votes will be counted in determining the existence of a quorum, but are not deemed entitled to vote and, therefore, will have no effect on the outcome of the voting and such broker non-votes will not be included in the number of shares present in person or by proxy and entitled to vote on the matter from which the number of votes required for approval is calculated.
Q:
Can I change my mind after I vote?

A:
Yes, you can change your vote at any time before the polls close at the Annual Meeting. There are four methods by which you can effect a change in your vote:

•
Vote again by telephone or over the Internet prior to 11:59 p.m., Eastern Standard Time, on July 23, 2024;

•
Give timely written notice to the Corporate Secretary at the address of our principal executive offices specified on the first page of this proxy statement;

•
Submit another properly completed proxy card with a later date; or

•
Attend the virtual Annual Meeting and vote in at www.virtualshareholdermeeting.com/TPHS2024. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
Q:
How many shares must be present to conduct business at the Annual Meeting?

A:
If the single outstanding share of special stock as well as a majority of the outstanding shares of common stock entitled to vote at the meeting are present in person or by proxy, sufficient shares will be present at the Annual Meeting to conduct business on all proposals. This is typically referred to as the quorum requirement. Broker non-votes and properly executed proxies marked “abstain” with respect to matters subject to a stockholder vote will be counted for purposes of determining whether there is a quorum.

Q:
How many votes are needed to elect directors?

A:
At the Annual Meeting, the holders of our common stock will be asked to vote on the election of one director and the holder of our special stock will be asked to vote on the election of one director. Directors will be elected by a plurality of the votes cast, either in person or by proxy. Stockholders cannot cumulate votes in the election of directors. Abstentions and broker non-votes have no effect on the outcome of director elections. Accordingly, if a quorum is present and assuming no director nominations by stockholders at the Annual Meeting, the three nominated directors will be elected for the terms described in these proxy materials.

Q:
How many votes are needed to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm?

A:
Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to the ratification of the appointment of our independent registered public accounting firm will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” the ratification of the appointment of our independent registered public accounting firm, they will have the same effect as negative votes or votes against the matter. As noted above, the ratification of the appointment of BDO USA, P.C. is considered a routine matter under applicable rules, and therefore no broker non-votes are expected in connection with this proposal.

Q:
How many votes are needed to approve, on an advisory basis, the compensation of the Company’s named executive officers?

A:
Approval, on an advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to approval, on an advisory basis, of the compensation of the Company’s named executive officers, will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers, they will have the same effect as negative votes or votes against the matter. As noted above, broker non-votes will have no effect on this matter.

Q:
How many votes are needed to approve the amendment to the Stock Incentive Plan?

A:
Approval of the amendment to the Stock Incentive Plan to increase the number of shares of common stock available for awards under the Stock Incentive Plan requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to approval of the proposed amendment to the Stock Incentive Plan will not be voted, although it will be counted for purposes of determining the number of votes represented at the meeting and entitled to vote on the matter. As such, abstentions will have the same effect as negative votes or votes against the matter. As noted above, broker non-votes will have no effect on this matter

Q:
Who will pay the cost of soliciting votes for the Annual Meeting?

A:
We will pay the cost of preparing, assembling, printing, mailing and distributing our proxy materials. The solicitation of proxies or votes may be made by mail, in person, by telephone, by electronic and facsimile transmission or similar methods by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, we may reimburse the Transfer Agent, brokerage firms and other persons representing beneficial owners of shares of our common stock for their expenses in forwarding solicitation material to such beneficial owners.

Q:
Is my vote confidential?

A:
Yes. We encourage stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed by the inspector of election except where disclosure is required by applicable law, disclosure of your vote is expressly requested by you or we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to us from time to time and publicly announced following the Annual Meeting.

Q:
Why did I receive more than one set of printed materials?

A:
If you received more than one set of printed materials, then you have multiple accounts with brokers or our Transfer Agent. Please vote all of these shares. We also recommend that you contact your broker or our Transfer Agent, as applicable, to consolidate as many accounts as possible under the same name and address. Our Transfer Agent is Equiniti Trust Company, LLC, which can be contacted by telephone at (718) 921-8300.

Q:
How do I get electronic access to the proxy materials?

A:
Our proxy statement and Annual Report are available on our website at www.trinityplaceholdings.com under the Investor Relations tab and at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials provides detailed instructions regarding how to view the proxy materials on the Internet, to execute a proxy and to instruct us to send future proxy materials to you electronically by e-mail. Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meeting on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary results at the Annual Meeting and publish preliminary, or final if available, results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Q:
How can I participate and ask questions at the virtual Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live audio webcast. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TPHS2024. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time on July 24, 2024. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time to ensure your ability to access the meeting.

We will hold our question and answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting. You may submit a question in advance of the meeting by visiting www.proxyvote.com. You may submit a question at any time during the meeting by visiting www.virtualshareholdermeeting.com/TPHS2024. The Chairman of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.
Q:
What do I do if I have technical problems during the virtual Annual Meeting?

A:
If you encounter any difficulties accessing the virtual Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website log-in page.

MATTERS SUBMITTED TO STOCKHOLDERS
PROPOSAL 1 — ELECTION OF DIRECTORS
Under our Certificate of Incorporation, the Board is divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Each director serves for a term ending on the date of the second annual meeting following the annual meeting at which such director was elected and until the election and qualification of his or her respective successor in office. Prior to the Annual Meeting, the Board set the size of the Board at seven members. On February 14, 2024, we consummated the transactions contemplated by the Stock Purchase Agreement, dated as of January 5, 2024 (as amended, the “Stock Purchase Agreement”), between the Company, TPHS Lender LLC, the lender under the Company’s corporate credit facility (the “Company Investor”) and TPHS Investor LLC, an affiliate of the Company Investor (the “JV Investor”, and together with the Company Investor, the “Investor”). Under the provisions of the Stock Purchase Agreement, the Company is required to take all action reasonably necessary to cause the Board to be reduced to five members, comprised of two members appointed by the Investor, two members appointed by the Company, and one member to be mutually agreed upon by the parties. Jeffrey B. Citrin has decided not to stand for re-election at the Annual Meeting. Accordingly, following the Annual Meeting, the size of the Board will be reduced from seven to five members. There are no familial relationships among our directors or executive officers.
The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Alexander C. Matina to stand for election as a Class II director at the Annual Meeting, to hold office until the annual meeting of stockholders in 2026 and until his successor is duly elected and qualified or his earlier resignation or removal.
The holder of the Company’s special stock is entitled to elect the second Class II director, and is expected to elect Joanne M. Minieri as the “Special Stock Director” defined in the Company’s Certificate of Incorporation, to hold office until the annual meeting of stockholders in 2026 and until her successor is duly elected and qualified or her earlier resignation or removal. The Company’s Certificate of Incorporation provides that on the first date that Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund (“Third Avenue”), no longer meets the Special Stock Ownership Threshold of 2,345,000 shares of common stock, the term of the Special Stock Director will automatically terminate, the person formerly holding such directorship will cease to be a director of the Company and the size of the Board of Directors will be automatically reduced by one directorship. Immediately following such reduction, the size of the Board of Directors will automatically be increased by one directorship, which will be a director elected by the holders of common stock.
Each nominee has indicated to us that he or she will serve if elected. We do not anticipate that any nominee will be unable to stand for election, but, if that happens, your proxy will, if applicable, be voted in favor of another person nominated by the Board of Directors.
Director Biographies
Biographical information regarding each Class II director nominee proposed for election by the holders of common stock and the holder of special stock at the Annual Meeting is set forth below. The age of each nominee is as of the date of the Annual Meeting.
Class II Director Elected by Holders of Common Stock (term expiring in 2024)
Name of Director	Age	Business Experience and Other Information
Alexander C. Matina	47
Mr. Matina has served as a director of the Company since 2013 and is the Chairman of the Board. He is the Founder and Managing Member of LANECR Consulting, which consults with family offices on investments and strategy as well as provides directors for various boards. Formerly, he was the Portfolio Manager of MFP Investors, LLC, the family office of Michael F. Price, which had a value-investing focus across public and private markets. Mr. Matina also serves as a director of S&W Seed Company, a publicly traded

Name of Director	Age	Business Experience and Other Information

agricultural company and Nu Ride, a publicly traded, post-reorganization company. He is also a director of TGI Fridays, a private casual dining company as well as Crowheart Energy LLC, a private energy company with assets in Wyoming.

Qualifications and Skills:   Mr. Matina brings a strong finance background to the Company, including experience with bankruptcies and private equity. Prior to joining MFP Investors, LLC in 2007, Mr. Matina served in various roles at Balance Asset Management, a multi-strategy hedge fund, and as a senior associate at Altus Capital Partners, a middle market private equity fund. He was previously a principal at 747 Capital, a private equity fund-of-funds, and a financial analyst at Salomon Smith Barney in the financial sponsors group of the investment banking division.

Class II Director Elected by Holder of Special Stock (term expiring in 2024)
Name of Director	Age	Business Experience and Other Information
Joanne M. Minieri	64
Ms. Minieri has served as a director of the Company since 2013. Ms. Minieri serves as the “Special Stock Director”, who is elected by the holder of the special stock pursuant to our Certificate of Incorporation. She was appointed by Third Avenue, the holder of the special stock and a major investor in the Company, but is not affiliated with Third Avenue. Ms. Minieri is currently the Managing Member of JONEE 1212, LLC, a consulting firm formed in 2024 to provide services including, transaction strategies and analysis, organizational structuring, resource management and public private partnership strategies. She previously served as a Senior Executive Vice President of RXR Realty. She is currently the Senior Managing Director of Transit Oriented Development for the NY Metro Region and serves as a member of the board of directors and audit committee of Virtu Financial, Inc., a public company listed on NASDAQ.

Qualifications and Skills:   Ms. Minieri has extensive experience in real estate development, as well as a deep knowledge of accounting, particularly in the field of real estate. Prior to her position with RXR, Ms. Minieri served as the Deputy County Executive and Commissioner of Economic Development and Planning for Suffolk County from April 2012 until July 2016. Previously, Ms. Minieri served as President and Chief Operating Officer of Forest City Ratner Companies (FCRC), a wholly owned subsidiary of Forest City Enterprises. She originally joined FCRC as its Chief Financial Officer in 1995, and was promoted to Executive Vice President and Chief Operating Officer in 1998 and to President and Chief Operating Officer in 2007. Ms. Minieri is a certified public accountant.

Biographical information regarding our other directors, all of whom are Class I directors, is set forth below. The age of each director is as of the date of the Annual Meeting.
Class I Directors Elected by Holders of Common Stock (term expiring in 2025)
Name of Director	Age	Business Experience and Other Information
Daniel C. Bartok	67
Mr. Bartok has served as a director of the Company since June 2024. Mr. Bartok was appointed to the Board by the Investor in accordance with the provisions of the Stock Purchase Agreement. Since February 2024, Mr. Bartok has been engaged as an independent

Name of Director	Age	Business Experience and Other Information
		consultant to Davidson Kempner Hawthorne Partners LLC, which is an affiliate of the Investor.

Qualifications and Skills:   Mr. Bartok has over 25 years of experience in the real estate industry, and has held senior positions at several companies. Mr. Bartok served as President and Chief Executive Officer of Forestar Group Inc. from December 2017 until his retirement in January 2024. Prior to joining Forestar, he served as Executive Vice President of Wells Fargo Bank as head of its Owned Real Estate Group from 2008 to 2017. Prior to joining Wells Fargo, he founded and served as President of Clarion Realty, Inc., a real estate development company operating across multiple states, with an emphasis on residential land development and homebuilding. Mr. Bartok began his career at Price Waterhouse LLP (now PricewaterhouseCoopers LLP). Mr. Bartok holds a Bachelor of Science degree in accounting from the University of Illinois.

Matthew Messinger	52	Mr. Messinger has been our President and CEO since 2013 and has served as a director of the Company since 2016.

Qualifications and Skills:   Prior to joining the Company, Mr. Messinger served as the Executive Vice President and Director of Investment Management at Forest City Ratner Companies (“FCRC”), a wholly owned subsidiary of Forest City Enterprises (“FCE”), where he served for more than 18 years. In this role, Mr. Messinger led the New York Investment Committee of FCRC and served on the Investment Committee and Executive Management Committee of FCE. Mr. Messinger brings extensive development, asset management, finance, strategic planning and tax credit structuring experience across a wide range of asset classes including retail, hotel, residential, office, arena and professional sports teams. Mr. Messinger is a graduate of Wesleyan University in Connecticut. He currently serves as chair of the board and on the finance and the real estate committees of the Children’s Museum of Manhattan, and he is a member or past member of the Real Estate Board of New York (REBNY), the International Council of Shopping Centers (ICSC), Urban Land Institute (ULI), the Low Income Housing Tax Credit Coalition, the New Markets Tax Credit Coalition, and the New York Hospitality Council.

Keith Pattiz	71	Mr. Pattiz has served as a director of the Company since 2013. Mr. Pattiz is a partner in the law firm of McDermott Will & Emery LLP, where he serves as head of the real estate group.

Qualifications and Skills:   Mr. Pattiz has extensive experience in a wide range of real estate matters, including commercial leasing, financing, sales and acquisitions, hotel transactions and real estate workout matters. He has provided legal representation to a variety of clients, including major residential, office, hotel and shopping center developers, hotel operators, lending institutions and U.S. and foreign investors. Mr. Pattiz has been recognized in the Best Lawyers in America, Super Lawyers and Chambers USA. In 2020, Mr. Pattiz was recognized by the New York Law Journal as one of its New York Trailblazers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS

CORPORATE GOVERNANCE
Governance Role of the Board of Directors
Our business and affairs are managed under the direction of the Board of Directors, which is our ultimate decision-making body, except with respect to those matters reserved for our stockholders. The Board establishes overall corporate policies, evaluates our Chief Executive Officer and senior leadership team, and acts as an advisor and counselor to management. The Board also oversees our business strategy and planning, as well as the performance of management in executing our comprehensive business plan and managing our day-to-day operations.
Board Leadership Structure
The offices of Chairman of the Board of Directors of the Company and Chief Executive Officer of the Company are separated. Mr. Matina has been appointed as our Chairman of the Board of Directors and Mr. Messinger is our Chief Executive Officer. We do not have a fixed policy with respect to the separation of the offices of the Chairman and Chief Executive Officer of the Company. We believe that the separation of these offices is currently appropriate and that it is in our best interests to make these determinations from time to time.
Board Role in Oversight of Risk
The Board of Directors is responsible for overseeing our executive management team in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities on an ongoing basis as part of its meetings and through the Transaction Committee and Audit Committee. Each member of the management team has direct access to the Board and the Transaction Committee and Audit Committee to ensure that all risk issues are frequently and openly communicated. The Board of Directors closely monitors the information it receives from management and provides oversight and guidance to our executive management team regarding the assessment and management of risk. For example, the Board regularly reviews our critical strategic, operational, legal and financial risks with management to set the tone and direction for ensuring appropriate risk taking within the business.
In addition, financial risks are overseen by our Audit Committee, which meets separately with representatives of our independent auditors to determine whether any material financial risks or any deficiencies in our internal controls over financial reporting have been identified and, if so, the executive management team’s plans to rectify or mitigate these risks. The Audit Committee also oversees risks related to our financial statements, the financial reporting process and accounting matters.
Our Board and Audit Committee have access at all times to our management to discuss any matters of interest, including those related to risk. Those members of our executive management team who are most knowledgeable of the issues facing us also regularly attend Board and Audit Committee meetings to provide additional insight into items being discussed, including risk exposures. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and Audit Committee and affords a free flow of communication regarding risk identification and mitigation.
Director Independence
The Board of Directors has determined that each member of the Board, other than Mr. Messinger, is “independent” in accordance with Section 803A of the NYSE American Company Guide.
Board of Directors Meetings and Attendance
The Board of Directors held 16 meetings during 2023. All of the directors attended at least 75% of the total of all meetings of the Board and Board committees on which they served during 2023. Each director is expected to attend annual meetings of stockholders and all of the directors attended last year’s annual meeting.
Board Committees
The Board has four committees: the Audit Committee; the Compensation Committee; the Nominating and Corporate Governance Committee and the Transaction Committee. Each of the committees operates under a written charter. A copy of the committee charters is available on our website at www.trinityplaceholdings.com under the Investor Relations tab and may also be obtained without charge by written request to Investor Relations, Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173.
The current membership of each committee is as follows:
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Daniel C. Bartok(1)		X	X
Jeffrey B. Citrin(2)	X
Alexander C. Matina		Chair	X
Matthew Messinger
Joanne M. Minieri	Chair	X
Keith Pattiz			Chair

(1)
Daniel C. Bartok joined the Board effective June 11, 2024.

(2)
Jeffrey B. Citrin will be retiring from the Board effective as of the Annual Meeting.

Audit Committee
The Audit Committee is responsible for fulfilling the Board’s responsibilities as they relate to our financial oversight functions such as accounting policies, internal controls and financial reporting practices. The Board has determined that Ms. Minieri is an “audit committee financial expert,” as that term is used in Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). The Board has determined that each of the current members of the Audit Committee meets the criteria for independence set forth in Rule 10A-3 under the Exchange Act and satisfies the other Audit Committee membership requirements specified in Section 803B of the NYSE American Company Guide. The Audit Committee held four meetings during 2023.
Compensation Committee
The Compensation Committee is responsible for the review and approval of executive officer compensation. The Compensation Committee has authority to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates the performance of the Chief Executive Officer in light of those goals and objectives, and determines and approves the compensation level of the Chief Executive Officer based on this evaluation. The Compensation Committee also reviews director compensation and benefits for service on the Board and Board committees and recommends any changes to the Board as necessary.
The Compensation Committee also reviews, approves and, when appropriate, recommends to the Board for approval, incentive compensation plans and equity-based plans. This Committee also administers our incentive compensation plans and equity-based plans, including the designation of employees to whom awards are to be granted and the terms of the delegation of authority to the Chief Executive Officer to make grants, subject to the provisions of each plan.
The Compensation Committee is authorized to retain the services of one or more executive compensation advisors to assist with the establishment and review of our compensation programs and related policies. In 2023, the Compensation Committee did not engage a compensation consultant. The Compensation Committee held one meeting during 2023.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and committee composition. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance practices and procedures, including our Code of Business Conduct and Ethics, and reporting and making recommendations to our Board concerning governance matters. The Nominating and Corporate Governance Committee did not meet during 2023.
Director Nomination Process
The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including stockholders, as it deems appropriate.
Under the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee will develop criteria for evaluating prospective candidates to the Board and committees, including any specific minimum qualifications and any specific qualities or skills necessary for one or more directors to possess. Among such other criteria as the Nominating and Corporate Governance Committee may from time to time determine appropriate, when the Nominating and Corporate Governance Committee determine that expansion of the Board or replacement of a director, or the establishment or expansion of a committee, or replacement of a committee member, is necessary or appropriate, the Nominating and Corporate Governance Committee will conduct candidate interviews, which may be with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues and other matters of relevance to the Board or applicable committee, and the willingness and ability of the candidate to engage in meaningful and constructive discussion regarding Company issues. While diversity may contribute to this overall evaluation, it is not considered by the Nominating and Corporate Governance Committee as a separate or independent factor in identifying nominees for director.
We may identify candidates through recommendations made by directors, senior management or other third parties. The Nominating and Corporate Governance Committee will consider director candidates recommended to the Board by stockholders during such times as we are actively considering appointing new directors. Candidates recommended by stockholders will be evaluated based on the same criteria described above.
The Nominating and Corporate Governance Committee will recommend those individuals that they determine should be nominees for election or re-election to the Board at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders, or otherwise appointed to the Board or any committee thereof. Stockholders desiring to suggest a candidate for consideration by the Nominating and Corporate Governance Committee must do so in accordance with our bylaws and the securities laws, and should send a letter to the attention of the Secretary of the Company, at our principal executive offices, 340 Madison Avenue, Suite 3C, New York, New York 10173, and include: (a) a statement that the writer is a stockholder (providing evidence if the person’s shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate’s business and educational experience; (d) information regarding the candidate’s qualifications to be a director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing stockholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected. Because of our small size and the limited need to seek additional directors, there is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by us or the Nominating and Corporate Governance Committee, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.
Review, Approval or Ratification of Transactions with Related Persons
The Board has adopted a written policy for the review and approval of any “related party transaction,” which is defined under the policy as any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we or any of our subsidiaries are or will be a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and one of our executive officers, directors, director nominees (or their respective immediate family members), 5% stockholders or an entity controlled by any of the foregoing or in which any of the foregoing is employed, has or will have a direct or indirect interest, other than the following:
•
Any employment by us of an executive officer of the Company or any of our subsidiaries if (i) the related compensation is reported in our proxy statement under Item 402 of Regulation S-K (generally applicable to “named executive officers”); or (ii) the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in our proxy statement under Item 402 of Regulation S-K if the executive officer was a “named executive officer,” and our compensation committee or comparable body approved (or recommended that the Board approve) such compensation.

•
Any compensation paid to a member of the Board if the compensation is reported in our proxy statement under Item 402 of Regulation S-K.

•
Any transaction with another company at which a related party’s only relationship is as (i) an employee other than an executive officer or director, (ii) a beneficial owner of less than 10%, together with his or her Immediate Family Members, of that company’s outstanding equity, or (iii) in the case of partnerships, a limited partner, if the limited partner, together with his or her immediate family members, has an interest of less than 10% and the limited partner does not hold another position in the partnership.

•
Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer), if the aggregate amount involved does not exceed the greater of $100,000 or two percent of the charitable organization’s total revenues.

•
Any transaction where the related party’s interest arises solely from the ownership of a class of our equity securities and all holders of that class of equity securities received the same benefit on a pro rata basis.

•
Indemnification and advancement of expenses made pursuant to our Certificate of Incorporation or Bylaws or pursuant to any agreement.

Any proposed related party transaction will be reviewed and, if deemed appropriate, approved by the Audit Committee. When practicable, the review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, if deemed appropriate, ratify the transaction. In either case, the Audit Committee will take into account, among other factors deemed appropriate, whether the transaction is on terms no less favorable than terms generally available to an unrelated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Board has also delegated to the Chair of the Audit Committee the authority to approve or ratify related party transactions, subject to reporting at the next Audit Committee meeting any such approval or ratification.
Transactions with Related Persons
There has been no transaction, and no transaction is currently proposed, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.
Director Compensation
Prior to June 11, 2024, our director compensation program for non-employee directors was comprised of (i) annual retainer fees and (ii) chair and committee membership fees. With respect to both annual retainer fees and chair/committee fees, two-thirds are paid in cash and one-third is paid in shares of common stock. With respect to the equity portion of the fees, the grant date was the first business day of the next succeeding fiscal quarter, and the valuation for such grants was the closing price on the last trading day of the prior quarter.

Annual Retainer Fees
•
$53,333 in cash; and

•
$26,667 in shares of our common stock.

Chair and Committee Membership Fees
	Chair ($)	Member ($)
Board of Directors	$15,000	—
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating & Corporate Governance Committee	$8,000	$4,000
Transaction Committee	$11,500	$7,500
On June 11, 2024, the Board adopted a new director compensation program for its non-employee directors, comprised of annual retainer fees and chair fees to be paid in cash as follows:
Annual Retainer Fee:
$80,000
Annual Chair Fees:
Chair ($)
Board of Directors	$15,000
Audit Committee	$15,000
Compensation Committee	$5,000
Nominating & Corporate Governance Committee	$5,000
All compensation is payable on a quarterly basis in arrears, on the first business day of the next succeeding fiscal quarter.
Directors do not receive any additional compensation for attending board meetings or board committee meetings. All non-employee members of the Board of Directors are reimbursed for reasonable out-of-pocket costs and expenses incurred in attending meetings of the Board of Directors and its committees.
Directors may elect to receive shares of the Company’s common stock in lieu of all of the cash portion of their fees; provided, that such election is made prior to January 1 of the applicable year. Once made, an election will be in effect for succeeding years, unless changed by the director.
Directors may elect to defer all, but not less than all, of the equity portion of their annual retainers and chair and committee fees until such time as the director leaves the Board in accordance with our Non-Employee Directors’ Deferral Program (the “Deferral Plan”) on an annual basis. In such case, the director will have a fully vested right to receive the deferred shares at the time that the director ceases to serve as a director. Directors will receive dividend equivalents with respect to the deferred shares, meaning that the directors will receive the right to receive additional shares in lieu of any dividend that would have been paid had the shares not been deferred, based on the stock price at the time the dividends are paid to stockholders. The additional deferred shares also will be paid at the same time the director ceases to serve as a director. As of December 31, 2023, the Company had not paid a dividend. As of December 31, 2023, a total of 817,614 shares have been deferred under the Deferral Plan.
Shares of common stock, whether or not deferred, are granted to non-employee directors pursuant to and in accordance with the provisions of the Stock Incentive Plan, and deferrals are made pursuant to the Deferral Plan.
Matthew Messinger, who is both a director and an employee of the Company, does not receive any of the compensation described above.

During the year ended December 31, 2023, our non-employee directors received total compensation as shown in the following table.
	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Patrick J. Bartels, Jr(2)	$50,005	$24,995	$75,000
Jeffrey B. Citrin	$—	$95,000	$95,000
Alan Cohen(3)	$67,007	$33,493	$100,500
Alexander C. Matina	$77,674	$38,826	$116,500
Joanne M. Minieri	$71,676	$35,824	$107,500
Keith Pattiz	$—	$95,500	$95,500

(1)
Based on the closing stock price on the day prior to the grant date.

(2)
Patrick Bartels resigned from the board of directors effective June 11, 2024.

(3)
Alan Cohen resigned from the board of directors effective April 26, 2024.

The table below shows the aggregate number of stock awards granted to our non-employee directors for the year ended December 31, 2023.
Stock Awards (In Shares)(1)
Patrick J. Bartels, Jr	113,689
Jeffrey B. Citrin	373,558
Alan Cohen	131,800
Alexander C. Matina	152,670
Joanne M. Minieri	140,866
Keith Pattiz	375,523

(1)
Receipt of an aggregate of 749,081 shares was deferred under the Deferral Plan.

Stock Ownership Guidelines for Directors
In view of the recapitalization transactions contemplated by the Stock Purchase Agreement, dated as of January 5, 2024, as amended, between the Company, TPHS Lender LLC, the lender under the Company’s corporate credit facility (the “Company Investor”) and TPHS Investor LLC, an affiliate of the Company Investor, that were consummated on February 14, 2024 (the “Recapitalization Transactions”), and the Company’s current business and plans, including exploring potential strategic partners, the Board has determined it is prudent to suspend the Company’s stock ownership guidelines.

Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth certain information with respect to our equity compensation plans, which consisted of our Stock Incentive Plan and individually negotiated awards pursuant to employment agreements as of December 31, 2023. Our Stock Incentive Plan and the employment agreements pursuant to which the awards were issued were adopted and entered into, respectively, prior to the listing of our common stock on the NYSE American, and were not approved by our stockholders. To date, all awards have been issued in the form of RSUs.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Stock Incentive Plan	547,583	—	2,041,643
Individually negotiated awards(1)	52,015	—	—
Total	599,598	—	2,041,643

(1)
Consists of RSUs issued pursuant to the 2013 employment agreement, as amended in 2015, between the Company and Matthew Messinger.

Communications with the Board of Directors
Any interested parties desiring to communicate with the Board of Directors regarding the Company may directly contact such directors by delivering such correspondence to such directors, or the entire Board, in care of the Corporate Secretary at Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173.
The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal controls and auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of the Chairman, Audit Committee, Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173 or to our outside legal counsel at Kramer Levin Naftalis & Frankel LLP, Attn.: Managing Attorney re Trinity Place Holdings Inc., 1177 Avenue of the Americas, New York, New York 10036.
Outside Advisors
Our Board of Directors and Board Committees, other than the Transaction Committee, may retain outside advisors and consultants of their choosing at our expense.
Code of Ethics
We maintain a code of ethics applicable to our principal executive officer and senior financial and professional personnel, including our principal financial officer, principal accounting officer or controller and persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website at www.trinityplaceholdings.com under the Investor Relations tab. In the event we have any amendments to or waivers from any provision of our Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting such information on our website.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and all persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. The directors, executive officers and greater than 10% common stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and representations from certain reporting persons, we believe that during the year ended December 31, 2023 all filing requirements were satisfied.
Report of the Audit Committee
The following report of the Audit Committee does not constitute soliciting material and should not and will not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.
The Audit Committee is responsible for fulfilling the Board’s responsibilities as they relate to overseeing our accounting and financial reporting processes and the audits of our financial statements, monitoring the integrity of our financial statements, monitoring compliance with legal and regulatory requirements, and monitoring the independence, qualifications and performance of the independent auditors. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management.
The Audit Committee meets in executive session regularly with BDO USA, P.C., our independent registered public accounting firm. The Audit Committee has discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB and the SEC.
The Audit Committee has received the written disclosures and the letter from BDO USA, P.C., as required by applicable requirements of the PCAOB, regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, P.C. its independence.
Based on the Audit Committee’s review of and discussions regarding our audited consolidated financial statements and our internal control over financial reporting with management, our internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Respectfully submitted,
Joanne M. Minieri, Chair
Jeffrey B. Citrin

EXECUTIVE OFFICERS
Biographical information regarding each of our executive officers follows. The age of each executive officer is as of the date of the Annual Meeting.
Name	Age	Business Experience and Other Information
Matthew Messinger President and Chief Executive Officer	52	See Election of Directors above.
Steven Kahn Chief Financial Officer	58
Mr. Kahn has been our Chief Financial Officer since 2015.
Qualifications and Skills:   Prior to joining the Company, Mr. Kahn served as the Chief Financial Officer and Treasurer of United Realty Trust Incorporated, a public non-traded real estate investment trust, or REIT, from 2014 to 2015; and as SVP Director of Financial Reporting and Tax at SL Green Realty Corp (NYSE:SLG), a listed REIT, from 1999 to 2013. Mr. Kahn served as a senior manager at PricewaterhouseCoopers, LLP, specializing in real estate, from January 1998 through November 1999 and in a similar capacity at Deloitte & Touche LLP from 1989 through January 1998. Mr. Kahn is a certified public accountant.

Richard G. Pyontek Chief Accounting Officer, Treasurer and Secretary	56
Mr. Pyontek has been our Chief Accounting Officer since 2015. Mr. Pyontek served as Chief Financial Officer of the Company from 2012 until 2015. Mr. Pyontek served as Director of Accounting and Reporting for the Company from 2011 until his election as Chief Financial Officer.
Qualifications and Skills:   Before joining Syms Corp., our predecessor, in 2011, Mr. Pyontek served as Director of Accounting and Reporting at Ashley Stewart, Inc., a women’s clothing retailer, during the time of its bankruptcy filing and turnaround from 2009 to 2011; as Controller at The Vitamin Shoppe, a retailer of health and nutrition supplements, from 2005 to 2008; and as Director of Finance at Party City Corporation, a retailer of party supplies and gifts, from 2003 to 2005. Earlier in his career, Mr. Pyontek held senior accounting and reporting roles at Linens ‘n Things and at KPMG LLP. Mr. Pyontek is a certified public accountant.

EXECUTIVE COMPENSATION
Recent Developments
On February 14, 2024, we consummated the transactions contemplated by the Stock Purchase Agreement, dated as of January 5, 2024 (as amended, the “Stock Purchase Agreement”), between the Company, TPHS Lender LLC, the lender under the Company’s corporate credit facility (the “Company Investor”) and TPHS Investor LLC, an affiliate of the Company Investor (the “JV Investor”, and together with the Company Investor, the “Investor”), pursuant to which (i) the Company Investor purchased 25,112,245 shares of common stock, par value $0.01 per share of the Company (the “Investor Shares”) for a purchase price of $0.30 per share, (ii) the Company and the JV Investor entered into an amended and restated limited liability company operating agreement of TPHGreenwich (the “JV Operating Agreement”), pursuant to which the JV Investor was appointed the initial manager of, and acquired a five percent (5%) interest in, TPHGreenwich, as described in more detail below, and which JV continues to own, indirectly, all of the real property assets and liabilities of the Company, and (iii) TPHGreenwich entered into an asset management agreement (the “Asset Management Agreement”) with a newly formed subsidiary of the Company (the “TPH Manager”), pursuant to which TPHGreenwich hired the TPH Manager to act as initial asset manager for TPHGreenwich for an annual management fee, as described in more detail below (collectively, the “Recapitalization Transactions”).
Under the Recapitalization Transactions, the real estate assets and related liabilities as well as the corporate credit facility became part of TPHGreenwich, with the Company retaining the substantial federal, state and local tax NOLs, intellectual property and a 95% equity interest in TPHGreenwich. In addition, the maturity date of each of the mortgage loan agreement and mezzanine loan agreement (the “77G Mezzanine Loan”) for 77 Greenwich was extended to October 23, 2025 with an option to extend for an additional year, and the maturity date of the corporate credit facility was extended to June 30, 2026.
We believe that the Recapitalization Transactions allow for an improved structure for a new investor to invest in the Company, which is less complex as a result of the real estate assets and substantially all liabilities being off-balance sheet. In addition, the parties agreed to certain provisions in the Stock Purchase Agreement to accommodate a new strategic partner that may invest in the Company.
We believe that the closing of the Recapitalization Transactions has put the Company on a stronger financial footing. As of March 28, 2024, our cash and cash equivalents totaled approximately $3.9 million.
Joint Venture Agreement
At the closing of the Recapitalization Transactions, the Company and the JV Investor entered into the JV Operating Agreement, with the Company owning 95% of the ownership interests in TPHGreenwich and the JV Investor owning 5% of the ownership interests in TPHGreenwich. Distributions under the JV Operating Agreement first go to the Investor until the JV Investor has received its initial distribution amount in full (which initial distribution amount is the sum of (v) all amounts due under the corporate credit facility and 77G Mezzanine Loan, (w) all amounts due in connection with any additional JV debt financing provided by Investor or its affiliate, (x) Investor’s initial capital contribution, and (y) any additional capital contributions made by Investor), then distributed pro rata pursuant to the members’ respective percentage interests in TPHGreenwich. If TPH Manager is terminated for “Cause” under the Asset Management Agreement, as described below, at the option of Investor, the Company’s right to distributions from TPHGreenwich will be forfeited and any distribution that would otherwise have been made to the Company will instead be distributed to the JV Investor.
JV Investor, in its capacity as manager of TPHGreenwich, will manage, control and conduct the affairs of TPHGreenwich, subject only to certain major decisions set forth in the JV Operating Agreement. Major decisions are (1) entering into any transaction with or for the benefit of Investor or its affiliate, other than any transaction involving Investor or its affiliate providing debt and/or equity to the Company as set forth in the JV Operating Agreement or any arms-length transaction, (2) any amendment or modification of the JV Operating Agreement or any operating agreement of a subsidiary company of TPHGreenwich, or any other agreement with the Company or a subsidiary company of TPHGreenwich if such amendment would materially adversely affect the rights or obligations of the Company in a manner that is disproportionate to the JV Investor, (3) any tax or accounting matter decision relating to net operating losses that would be materially adverse to the Company but not the JV Investor, and (4) the admission of any other member to TPHGreenwich or its subsidiary except as permitted under the JV Operating Agreement.
Under the JV Operating Agreement, the Company will retain control of the Paramus Property and will have the sole and exclusive right to manage and make decisions regarding the Paramus Property, subject to (i) the Company Investor’s right to approve any purchase and sale agreement for the Paramus Property that may be entered into in accordance with the terms and conditions of the Stock Purchase Agreement; (ii) the JV Investor’s right to approve any material modifications of such purchase and sale agreement for the Paramus Property, and (iii) the JV Investor’s right to approve any dissolution of the owner of the Paramus Property.
The Company’s liability under any cause of action arising from or in connection with the JV Operating Agreement is limited to its interest in TPHGreenwich, other than with respect to certain Company guaranty liabilities related to (a) any loss or expense incurred by the JV Investor under any non-recourse carveout guaranty or environmental indemnity to a third-party lender, or (b) indemnification and reimbursement from the Company if the JV Investor makes a payment to a third party lender pursuant to a guaranty (other than a non-recourse carve out guaranty or environmental indemnity), in each case, to the extent such loss, expense or payment was caused solely by, or required solely as a result of, the acts or omissions of the Company or the TPH Manager without the prior written consent of the JV Investor.
Asset Management Agreement
At the closing of the Recapitalization Transactions, the TPH Manager entered into the Asset Management Agreement with TPHGreenwich. The Asset Management Agreement provides that the TPH Manager agrees to provide certain services in connection with the construction (with respect to 77 Greenwich), management, operation, supervision and maintenance of 77 Greenwich and 237 11th. To compensate TPH Manager for such services, TPHGreenwich will pay an annual management fee to TPH Manager equal to the greater of (x) $400,000 or (y) 1.25% of (i) the outstanding principal balance of the corporate credit facility plus (ii) the outstanding principal balance of the 77G Mezzanine Loan, plus (iii) the principal balance of any future fundings of any type under the corporate credit facility and/or 77G Mezzanine Loan.
The Asset Management Agreement will continue until the earlier to occur of (a) both consummation of a sale, transfer, conveyance or other disposition of 77 Greenwich and 237 11th and the final resolution of the 237 11th litigation, or (b) the earlier termination of the Asset Management Agreement pursuant to its terms. TPHGreenwich has the right to terminate the Asset Management Agreement at any time with or without cause, provided that if the TPH Manager is terminated without cause prior to the 18-month anniversary of the Asset Management Agreement, the TPH Manager will be entitled to a termination payment equal to 75 days’ payment of the management fee, based on the average fee paid to the TPH Manager during the immediately prior 12 months. After the 18-month anniversary of the Asset Management Agreement, the TPH Manager will also have the right to terminate the Asset Management Agreement in its sole and absolute discretion, upon not less than 75 days’ prior written notice to TPHGreenwich.
As described above, if TPH Manager is terminated for “Cause” under the Asset Management Agreement, at the option of Investor, the Company’s right to distributions from TPHGreenwich will be forfeited and any distribution that would otherwise have been made to the Company will instead be distributed to the JV Investor. The term “Cause” means (a) the Company ceasing to be a member under the JV Operating Agreement, (b) TPH Manager transfers its rights or obligations under the Asset Management Agreement in violation of the terms therein, (c) TPH Manager files or consents to a petition in bankruptcy, (d) TPH Manager, any Key Manager Employee (defined below) or any affiliate is convicted of fraud or is determined by a court of competent jurisdiction pursuant to a final judgment to have committed an act of fraud, (e) any misappropriation, gross negligence or willful misconduct by TPH Manager, any Key Manager Employee or any affiliate of the foregoing (which is curable one time during the term of the Asset Management Agreement if committed by a non-senior level employee), (e) any of the Company, TPH Manager or any Key Manager Employee is convicted of a felony crime or crime of moral turpitude, (f) any representation or warranty made by TPH Manager under the Asset Management Agreement is untrue in any material respect and remains uncured after notice from TPHGreenwich, (g) a material breach by TPH Manager of the terms of the Asset Management Agreement (other than as set forth above in this definition) which breach has a material adverse effect on TPHGreenwich and remains uncured after notice from TPHGreenwich, or (h) the breach or failure to comply by TPHGreenwich or any subsidiary with any loan documents (other than, in the case of loan documents in which an affiliate of JV Investor is a lender, with respect to any key person provisions relating to Mr. Messinger, our chief executive officer, or a replacement) in the event such breach or failure is caused by the actions of TPH Manager, Key Manager Employee or any affiliate and continues after the giving of any required notice and the expiration of any applicable cure period under such loan documents, and which is not the subject of a forbearance or waiver from such lender. Under the Asset Management Agreement, “Key Manager Employee” means Mr. Messinger or a replacement officer or employee of TPH Manager with reasonably equivalent skills and abilities (as determined by the JV Investor on behalf of TPHGreenwich in its reasonable discretion). In the event Mr. Messinger fails to be involved in the day-to-day operations of the TPH Manager pursuant to the Asset Management Agreement, TPHGreenwich agrees its sole and exclusive remedy will be to terminate TPH Manager without cause on 30 days’ notice.
Management’s Plans and Objectives
Following the Recapitalization Transactions, our primary business is owning over $600 million of federal, and various state and local NOLs and a variety of intellectual property assets focused on the consumer sector, as well as a 95% interest in TPHGreenwich and acting as asset manager for the properties owned by TPHGreenwich. With the Company now unencumbered by its real estate and related liabilities, we continue to focus on exploring a range of strategic and financing alternatives to maximize stockholder value and to engage with parties that have expressed interest in the Company’s attributes and assets and may see the Company as a potential vehicle for growth, with potential opportunities to recapitalize the Company at a lower cost of capital. The Company has engaged Houlihan Lokey and Ackman-Ziff to act as advisors in connection with our strategic review process and to assist us in identifying and evaluating potential alternatives, including among others securing an equity and/or debt financing of the Company, refinancing of existing debt, and/or a sale or merger or reverse merger of the Company. There is no assurance that we will be successful in consummating any such strategic transaction on terms or a timeframe acceptable to us or at all.
Summary Compensation Table
The following table sets forth information concerning all compensation awarded to, earned by or paid to our named executive officers, for all services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2023 and 2022:
Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Award(1)	All Other Compensation	Total
Matthew Messinger President and Chief Executive	2023	$750,000	$340,000	$162,800	$15,304(2)	$1,268,104
	2022	$750,000	$300,000	$404,800	$14,048(3)	$1,468,848
Steven Kahn Chief Financial Officer	2023	$340,000	$55,000	$33,300	$15,856(4)	$444,156
	2022	$340,000	$45,000	$55,200	$14,528(5)	$454,728
Richard G. Pyontek Chief Accounting Officer, Treasurer and Secretary	2023	$180,000	$38,000	$8,880	$10,518(6)	$237,398
	2022	$172,500	$37,500	$14,720	$9,350(7)	$234,070

(1)
The amount reflected in the table represents the aggregate grant date fair value of stock awards granted and calculated in accordance with FASB ASC Topic 718. The annual stock awards approved by the Compensation Committee are generally granted in January of each fiscal year. The grant date of the stock awards included in this column were January 3, 2023 and January 3, 2022. On January 3, 2023, the Compensation Committee approved the grant of an award of 220,000 RSUs to Mr. Messinger, 45,000 RSUs to Mr. Kahn and 12,000 RSUs to Mr. Pyontek. On January 3, 2022, the Compensation Committee approved the grant of an award of 220,000 RSUs to Mr. Messinger, 30,000 RSUs to Mr. Kahn and 8,000 RSUs to Mr. Pyontek. For additional information on the valuation assumptions refer to Note 12, “Stock-Based Compensation” of the Company’s financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Note 12, “Stock-Based Compensation” of the Company’s financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as applicable.
(2)
The amount shown includes $2,104 for life insurance premiums and $13,200 for 401(k) plan matching contributions.

(3)
The amount shown includes $1,848 for life insurance premiums and $12,200 for 401(k) plan matching contributions.

(4)
The amount shown includes $2,656 for life insurance premiums and $13,200 for 401(k) plan matching contributions.

(5)
The amount shown includes $2,328 for life insurance premiums and $12,200 for 401(k) plan matching contributions.

(6)
The amount shown includes $3,318 for life insurance premiums and $7,200 for 401(k) plan matching contributions.

(7)
The amount shown includes $2,450 for life insurance premiums and $6,900 for 401(k) plan matching contributions.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information relating to outstanding equity awards for each named executive officer outstanding as of December 31, 2023:
Named Executive Officer	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(4)
Matthew Messinger	433,333(1)	$47,667
Steven Kahn	60,000(2)	$6,600
Richard Pyontek	16,000(3)	$1,760

(1)
Includes 66,666, 146,667 and 220,000 shares underlying RSU grants dated as of January 4, 2021, January 3, 2022 and January 3, 2023, respectively.

The vesting dates of the outstanding RSU awards granted to Mr. Messinger are as follows, subject to the terms of his employment agreement and the applicable RSU agreement:
Vesting Date	Number of RSUs
January 1, 2024	213,332
January 1, 2025	146,667
January 1, 2026	73,334

(2)
Granted pursuant to RSU agreements dated as of January 3, 2022 and January 3, 2023. The vesting dates of the outstanding RSU awards granted to Mr. Kahn are as follows, subject to the terms of the applicable RSU agreement: 37,500 and 22,500 underlying RSU awards vesting on January 1, 2024 and January 1, 2025, respectively.

(3)
Granted pursuant to RSU agreements dated as of January 3, 2022 and January 3, 2023. The vesting dates of the outstanding RSU awards granted to Mr. Pyontek are as follows, subject to the terms of the applicable RSU agreement: 10,000 and 6,000 underlying RSU awards vesting on January 1, 2024 and January 1, 2025, respectively.

(4)
Calculated based on $0.11 per share, which was the closing market price per share of our common stock as reported on the NYSE American on December 29, 2023.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and its named executive officer (“NEOs”) pay.
The table below presents information on the compensation of our principal executive officer (“PEO”) and our other NEOs in comparison to certain performance metrics for 2023 and 2022. The metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table:
Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO NEOs(1)(2)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Returns(5)	Company Net Loss for the Year(6)
2023	$1,268,104	$986,837	$340,777	$316,057	$6.03	$(39,019,000)
2022	$1,468,848	$1,004,098	$344,399	$311,449	$59.19	$(20,690,000)
2021	$1,313,190	$1,675,056	$332,889	$350,014	$147.20	$(20,805,000)

(1)
In both 2023 and 2022, Matthew Messinger, President and Chief Executive Officer, was the Principal Executive Officer (“PEO”) and the remaining NEOs consisted of Steven Kahn, Chief Financial Officer, and Richard G. Pyontek, Chief Account Officer and Treasurer.

(2)
Reported pay based on total compensation reported in the Summary Compensation Table. Reported pay for 2023 and 2022 includes the grant date fair value of stock awards calculated in accordance with ASC 718, “Compensation Stock Compensation.

(3)
Represents the amount of “compensation actually paid” to the PEO, as computed in accordance with SEC rules and does not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

	2023	2022
Summary Comp Table	$1,268,104	$1,468,848
Less: value of stock awards reported in summary compensation table	(162,800)	(404,800)
Plus: year-end fair value of outstanding and unvested equity awards granted in the year	24,200	162,800
Plus: year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	(134,400)	(219,999)
Plus: year-over-year change in fair value of equity awards granted in prior years that vested in the year	(8,267)	(2,751)
Compensation Actually Paid to PEO	$986,837	$1,004,098

(4)
Represents the average amount of “compensation actually paid” to the NEOs as a group, as listed in note 3 above, as computed in accordance with SEC rules and does not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:
	2023	2022
Average Summary Comp Table	$340,777	$344,399
Less: average value of stock awards reported in summary compensation table	(21,090)	(34,960)
Plus: year-end average fair value of outstanding and unvested equity awards granted in the year	3,135	14,060
Plus: average year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	(5,985)	(11,000)
Plus: average year-over-year change in fair value of equity awards granted in prior years that vested in the year	(780)	(1,050)
Average Compensation Actually Paid to Non-PEO NEO’s	$316,057	$311,449

(5)
Cumulative Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period (of which the Company has never declared a dividend, assuming dividend reinvestment), and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period is the share price invested two years ago for each year in the table.

(6)
Represents the amount of net loss as reported in the Company’s audited financial statements for the applicable year.

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each TSR and net loss. The compensation actually paid to our PEO and the average amount of compensation actually paid to our NEOs during the periods presented are negatively correlated.
As illustrated in the above table, for 2023, the summary compensation table total for our PEO and average summary compensation table for our non-PEO NEOs were $1,268,104 and $340,777, respectively, whereas the amounts actually paid to our PEO and average amounts actually paid to our non-PEO NEOs based on CAP were $986,837 and $316,057 respectfully. During such period, the total shareholder return of our common stock was $6.03, which is reflected in such CAP-based amounts being significantly less than the amount reported in the summary compensation table.
For 2022, the summary compensation table total for our PEO and average summary compensation table for our non-PEO NEOs were $1,468,848 and $344,399, respectively, whereas the amounts actually paid to our PEO and average amounts actually paid to our non-PEO NEOs based on CAP were $1,004,098 and $311,399 respectfully. During such period, the total shareholder return of our common stock was $59.19, which is reflected in such CAP-based amounts being significantly less than the amount reported in the summary compensation table.
In 2023, our net loss increased by approximately $18.3 million from 2022, which was primarily due to increase net interest expense, amortization of deferred finance costs and increased operating expenses at 77 Greenwich as the Company ceased capitalizing these costs after March 31, 2023. Generally, our increased loss in 2023 as compared to 2022 correlated with our CAP-based amounts decreasing from 2022 to 2023.
In 2022, our net loss decreased slightly from 2021, which was primarily due to a gain on the sale of one of our joint venture properties, partially offset by capitalizing less soft costs related to the development of 77 Greenwich Street. Generally, our decreased loss in 2022 as compared to 2021 correlated with our CAP-based amounts decreasing from 2021 to 2022.
We generally do not utilize TSR and net loss in our executive compensation program.

Executive Compensation in Context
Matthew Messinger, President and Chief Executive Officer
On October 1, 2013, the Company entered into an employment agreement with Matthew Messinger, as amended on September 11, 2015, to serve as President and Chief Executive Officer of the Company. With a view towards aligning the CEO’s interests with those of the Company’s creditors, Mr. Messinger’s compensation in his employment agreement was structured to ensure cash conservation for the Company by providing the majority of his compensation in the form of equity awards.
Mr. Messinger’s employment agreement provides that in the event his employment is terminated by the Company other than for cause, death or disability or if Mr. Messinger terminates his employment for good reason (as such terms are defined in the employment agreement), subject to his execution of a release of claims, he would be entitled to the following: (i) a lump sum payment equal to (1) the number of full twelve month periods Mr. Messinger was employed multiplied by (2) the sum of (x) six months base salary and (y) 50% of the average bonus paid to Mr. Messinger for the three calendar years prior to the date of termination, subject to a minimum and a maximum amount of $350,000 and $2,800,000, respectively, (ii) acceleration of vesting of any unvested RSU award and any other equity awards that have been granted as of the date of termination, and (iii) payment of an amount equal to the monthly premium for COBRA continuation coverage under our health, dental and vision plans for eighteen (18) months. In the event that Mr. Messinger’s employment terminates due to his death or disability, the portion of any outstanding RSU awards that would have vested during the 24-month period immediately following the termination of employment, will become vested as of the date of termination of employment.
On April 26, 2024, the Company and Matthew Messinger entered into an amendment (the “Amendment”) to Mr. Messinger’s employment agreement, and the Company’s joint venture, TPHGreenwich, and Mr. Messinger entered into a consulting agreement (the “Consulting Agreement”). Under the Amendment, the Company agreed to make the following payments to Mr. Messinger in exchange for Mr. Messinger’s agreement to continue his employment as chief executive officer of the Company until July 31, 2024, unless extended by the parties (the “Termination Date”), and that he will no longer have the right to terminate his employment agreement with good reason: (i) $300,000 within seven days of execution of the Amendment, (ii) $300,000 on August 1, 2024 and (iii) $300,000 on November 1, 2024. In addition, on the Termination Date, Mr. Messinger’s unvested restricted stock unit grants shall vest, and following the Termination Date, the Company will reimburse Mr. Messinger for COBRA continuation coverage for a period of 18 months. These payments, as well as the payments under the Consulting Agreement, will constitute full settlement with regards to any severance payable to Mr. Messinger under the Employment Agreement.
Under the terms of the Amendment, for so long as Mr. Messinger is not in breach of the Amendment or the Consulting Agreement, to the extent that a seat on the Company’s board of directors is then available, until June 30, 2026, the Company Investor will exercise its vote as shareholder in favor of electing Mr. Messinger to the Company’s board of directors, in addition to its existing board appointment rights.
Upon the Termination Date, the Consulting Agreement will automatically become effective, unless the Employment Agreement is otherwise terminated in accordance with its terms. Under the Consulting Agreement, Mr. Messinger has agreed to provide certain consulting services as an independent contractor to TPHGreenwich related to the properties owned by TPHGreenwich, in exchange for certain consulting payments as follows: upon the earlier to occur of June 1, 2026 and (i) the sale of the Company’s Paramus property, $200,000, (ii) the sale of the property at 237 11th Street, Brooklyn, New York (the “237 11th Property”), $800,000, (iii) the receipt of the final certificate of occupancy at the 42 Trinity Place Condominium located at 77 Greenwich Street, New York, New York (the “77G Property”), $150,000, (iv) the receipt of the agreement by the builder to complete the façade remediation at the 77G Property, $150,000, (v) final completion of the façade remediation at the 77G Property, $200,000 and (vi) final resolution of the litigation related to the 237 11th Property (the “237 11th Litigation”), $400,000. The timing of the payments is conditioned on the existence of Available Cash (as defined in TPHGreenwich’s operating agreement) sufficient to make such payments; provided that TPHGreenwich must create a special reserve for payment of such amounts using the portion of the proceeds of the sale of the 237 11th Property or 237 11th Litigation distributed to TPHGreenwich by its subsidiaries which constitutes Available Cash. The Consulting Agreement will remain in effect until June 1, 2026, unless sooner terminated in accordance with its terms.

Steven Kahn, Chief Financial Officer
On September 16, 2015, the Company entered into an employment agreement with Steven Kahn to serve as Chief Financial Officer of the Company, effective as of September 21, 2015. Mr. Kahn’s employment agreement provides that in the event Mr. Kahn’s employment is terminated by the Company without cause (as defined in his employment agreement), the portion of any RSUs that would have vested on the vesting date immediately following such termination shall vest. In the event Mr. Kahn’s employment is terminated by the Company without cause within six months following a change of control of the Company (as defined in his RSU agreements), all of the unvested RSUs will immediately vest. If Mr. Kahn’s employment is terminated by the Company without cause (as reasonably determined by the Company), the Company will pay Mr. Kahn a minimum severance amount equal to the product of his weekly salary multiplied by 12.
Richard Pyontek, Chief Accounting Officer, Treasurer and Secretary
On June 24, 2011, our predecessor Syms Corp. entered into an offer letter with Richard Pyontek, who has served with the Company and its predecessor since the period prior to the bankruptcy proceedings. In the event Mr. Pyontek’s employment is terminated by the Company without cause (as defined in his RSU agreements), all of his unvested RSUs will vest immediately. In accordance with his offer letter, Mr. Pyontek is entitled to severance equal to three months base salary should his employment be terminated without cause due to the sale of the Company.
Stock Ownership Guidelines for Officers
In view of the Recapitalization Transactions and the Company’s current business and plans, including exploring potential strategic partners, the Board has determined it is prudent to suspend the Company’s stock ownership guidelines.
Anti-Hedging Policy; Anti-Pledging Policy
The Company’s insider trading policy prohibits transactions designed to limit or eliminate economic risks to our named executive officers from owning the Company’s common stock, such as transactions involving options, puts, calls, or other derivative securities tied to the Company’s common stock. Our insider trading policy also prohibits the pledging of Company stock, including use as collateral for a margin loan, by directors, officers, employees, and consultants of the Company and its subsidiaries.
Clawback Policy
In 2023, the Board adopted a clawback policy effective as of October 2, 2023 that provides for the recovery of all erroneously awarded compensation received by an executive officer in the event of an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, as required under Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act and the NYSE American listing standards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth certain information regarding the beneficial ownership of our voting securities as of May 28, 2024 of (i) each person known to us to beneficially own more than 5% of our voting securities, (ii) each director and director nominee of the Company, (iii) each named executive officer and (iv) all directors and executive officers of the Company as a group. Except as otherwise described in the notes below, to our knowledge, the beneficial owners have sole voting power and sole investment power with respect to all shares set forth opposite their respective names.
Ownership of Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class(2)
Executive Officers and Directors
Matthew Messinger	2,168,617	3.4%
Steven Kahn	150,360	*
Richard G. Pyontek	39,055	*
Daniel C. Bartok	—	*
Jeffrey B. Citrin	927,882(3)	1.4%
Alexander C. Matina	345,226(4)	*
Joanne M. Minieri	322,336	*
Keith Pattiz	803,492(5)	1.3%
All Executive Officers and Directors as a Group (8 Persons)	4,756,968(6)	7.4%
Greater than 5% Stockholders
TPHS Lender LLC	25,862,245(7)	40.4%
MFP Partners, L.P.	9,232,617(8)	14.4%
Third Avenue Management LLC	4,109,472(9)	6.4%

*
Represents less than 1% of the shares outstanding.

(1)
The business address of the individuals named in this table is c/o Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173.

(2)
As of May 28, 2023, a total of 64,046,473 shares of common stock were outstanding.

(3)
Includes 781,617 shares of common stock issuable within 60 days of May 28, 2024 in accordance with the terms of the Company’s Deferral Plan.

(4)
Includes 22,270 shares of common stock issuable within 60 days of May 28, 2024 in accordance with the terms of the Company’s Deferral Plan.

(5)
Includes 786,858 shares of common stock issuable within 60 days of May 28, 2024 in accordance with the terms of the Company’s Deferral Plan.

(6)
Includes 1,590,745 shares of common stock issuable within 60 days of May 28, 2024.

(7)
This information is derived from a Schedule 13D filed with the SEC on February 22, 2024. Davidson Kempner Capital Management LP, a Delaware limited partnership and a registered investment adviser with the SEC (“DKCM”) is the investment manager of the ultimate members of TPHS Lender, a Delaware limited liability company (“TPHS Lender”). DKCM is responsible for the voting and investment decisions of TPHS Lender. DKCM acts as investment manager to TPHS Lender. DKCM GP LLC, a Delaware limited liability company, is the general partner of DKCM. The managing members of DKCM are Anthony A. Yoseloff, Conor Bastable, Shulamit Leviant, Morgan P. Blackwell, Patrick W. Dennis, Gabriel T. Schwartz, Zachary Z. Altschuler, Joshua D. Morris and Suzanne K. Gibbons. Mr. Anthony A. Yoseloff, through DKCM, is responsible for the voting and investment decisions relating to the securities held by TPHS Lender. The address of the principal business office of each of the above persons is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, New York 10022.
(8)
MFP Investors LLC is the general partner of MFP Partners, L.P. Jennifer Cook Price is managing director of MFP Partners, L.P. and managing member and managing director of MFP Investors LLC. Alexander C. Matina, a director of the Company, is a consultant to MFP Investors LLC. The address of MFP Partners, L.P. is 909 Third Avenue, 33rd Floor, New York, NY 10022.

(9)
Includes 4,109,472 shares of common stock held by Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund. Third Avenue Management LLC is a registered investment advisor that acts as an adviser to clients including Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund. Third Avenue Management LLC has sole voting and dispositive power over all of the shares. The chair of our audit committee, Joanne M. Minieri, was appointed to our Board of Directors by Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund, but is not a representative of Third Avenue Management LLC, or Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund. The address of Third Avenue Management LLC is 675 Third Avenue, New York, NY 10017.

Ownership of Special Stock
The following table sets forth as of May 28, 2024, the name and address of the holder of the one share of our special stock:
Tittle of Class	Beneficial Owner	Number of Shares of Special Stock Beneficially Owned	Percent of Class
Special Stock	Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund 622 Third Avenue New York, NY 10017	1	100%

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed the firm of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2024, subject to ratification by our stockholders at the Annual Meeting. Should BDO USA, P.C. be unable to perform these services for any reason, the Audit Committee will appoint another independent registered public accounting firm to perform these services. Representatives of the firm of BDO USA, P.C., our independent registered public accounting firm for the year ended December 31, 2023, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders, if any.
Fees Paid to Independent Registered Public Accounting Firm for 2023 and 2022
The following is a summary of the fees billed to us by BDO USA, P.C. for professional services rendered for the years ended December 31, 2023 and 2022, respectively:
Fees Category	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fee	$341,800	$502,400
Audit Related Fees	15,000	32,500
Tax	30,000	28,300
All Other Fees	61,000	—
Total Fees	$447,800	$563,200
Audit Fees
BDO USA, P.C. billed aggregate fees and related expenses of $341,800 for professional services rendered for the audit of our financial statements for the year ended December 31, 2023, the quarterly reviews of the financial statements included in our Form 10-Qs and consultation related to Code Section 382 during this period.
BDO USA, P.C. billed aggregate fees and related expenses of $502,400 for professional services rendered for the audit of our financial statements for the year ended December 31, 2022, the quarterly reviews of the financial statements included in our Form 10-Qs and the restatement of our financial statements during this period.
Audit-Related Fees
BDO USA, P.C. billed aggregate fees of $15,000 for audit-related fees for the year ended December 31, 2023 related to the audit of our 237 11th property’s real estate tax abatement application and for assurance and related services that are reasonably related to the performance of the review of the prospectus supplement to S-8 registration statement and comfort letter.
BDO USA, P.C. billed aggregate fees of $32,500 for audit-related fees for the year ended December 31, 2022 related to the audit of our 237 11th property’s real estate tax abatement application and the review of the prospectus supplement to registration statement and comfort letter.
Tax Fees
BDO USA, P.C. billed aggregate fees of $30,000 and $28,300 during the year ended December 31, 2023 and 2022, respectively, for tax compliance, tax advice and tax planning for the Company and our joint venture.
All Other Fees
BDO USA, P.C. billed aggregate fees and related expenses of $61,000 during the year ended December 31, 2023 for professional services rendered for tax and accounting consulting related to the previously mentioned

Recapitalization Transactions. The “audit fees,” “audit-related fees,” and “tax fees” mentioned above were the only fees billed by BDO USA, P.C. during the year ended December 31, 2022.
Pre-Approval Policy
Pursuant to the rules and regulations of the SEC, before our independent registered public accounting firm is engaged to render audit or non-audit services, the engagement must be approved by our Audit Committee or entered into pursuant to a pre-approval policy. The Audit Committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories — audit, audit-related, tax services or, to the extent permitted by law, other services — that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chair of the Audit Committee the authority to amend or modify the list of pre-approved non-audit services and fees. The Chair will report action she has taken to the Audit Committee at the Audit Committee’s next scheduled meeting. The Audit Committee may also delegate pre-approval authority to one or more of its members, who shall report any pre-approval decisions to the Audit Committee at the Audit Committee’s next scheduled meeting. All audit and non-audit services performed by BDO USA, P.C. were pre-approved by our Audit Committee during the year ended December 31, 2023.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C.
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2024

PROPOSAL 3  —  ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
The Company is providing an advisory vote on executive compensation to stockholders, commonly known as the say-on-pay vote, as required by Section 14A of the Exchange Act. The advisory vote on executive compensation is a non-binding vote to approve the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement. We held the last advisory vote on the frequency of future say on pay votes at our 2021 annual meeting of stockholders. In accordance with the recommendation of the holders of our common stock, our Board of Directors has currently determined to include an advisory stockholder vote on the compensation of our named executive officers in the Company’s proxy materials every three years until the next required advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2027.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers generally, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Because the vote is advisory, it will not be binding upon the Board of Directors and we will not be required to take any action as a result of the outcome of the vote. We ask that you support the compensation of our named executive officers as disclosed under the heading “Executive Compensation” and the accompanying compensation tables and related narrative disclosure.
We believe that the Company’s executive compensation programs are designed to attract, motivate and retain highly qualified executive officers who are able to achieve corporate objectives and create stockholder value in a competitive marketplace for skilled talent. The Board of Directors believes the Company’s executive compensation programs reflect a strong pay-for-performance philosophy and are well aligned with the stockholders’ long-term interests.
For the reasons set forth above, and the others described elsewhere in this proxy statement, the Board of Directors recommends approval of the following non-binding resolution:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, the compensation tables and any related material disclosed in this Proxy Statement.
THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL
TO APPROVE, ON AN ADVISORY BASIS,
THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

PROPOSAL 4  —  APPROVAL OF AMENDMENT TO THE STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE BY 2,000,000 SHARES
In this Proposal 4, the stockholders are being asked to consider and vote upon a proposal to approve an amendment to the Stock Incentive Plan to increase by 2,000,000 shares the total number of shares of common stock authorized and currently available for issuance under the Stock Incentive Plan from 355,368 shares to 2,355,368 shares, based on the number of shares available for issuance under the Stock Incentive Plan as of May 28, 2024.
The Stock Incentive Plan allows the Company to provide stock-based compensation to officers, directors, and executive, managerial, professional or administrative employees of and consultants to the Company. The purpose of the Stock Incentive Plan is to provide certain key persons, on whose initiative and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company or a Company subsidiary, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary). The Stock Incentive Plan authorizes the grants of stock options, stock appreciation rights, shares of restricted stock, restricted stock units and shares of unrestricted stock. The Stock Incentive Plan and the awards thereunder serve as an important element of the total compensation package of certain employees of the Company in order to retain persons whose efforts are expected to facilitate our long-term growth and profitability.
The Stock Incentive Plan was originally adopted by the Board on September 9, 2015, with respect to 800,000 shares of common stock. On April 23, 2019, the Board adopted an amendment and restatement of the Stock Incentive Plan to authorize an additional 1,000,000 shares of the Company’s common stock for awards under the Stock Incentive Plan, as well as making additional changes to the Stock Incentive Plan, and stockholders approved the amendment and restatement of the Stock Incentive Plan at the 2019 annual meeting. On April 23, 2021, the Board adopted an amendment of the Stock Incentive Plan to authorize an additional 1,500,000 shares of the Company’s common stock for awards under the Stock Incentive Plan, and stockholders approved the amendment at the 2021 annual meeting, and on April 27, 2023, the Compensation Committee recommended, and the Board adopted, an amendment to the Stock Incentive Plan authorizing an additional 2,000,000 shares of the Company’s common stock for awards under the Stock Incentive Plan, and stockholders approved the amendment at the 2023 annual meeting. Currently, 5,300,000 shares of our common stock are authorized for issuance under the Stock Incentive Plan, of which 355,368 shares remain available for grant. The Compensation Committee recommended, and on June 11, 2024, the Board adopted, an amendment to the Stock Incentive Plan authorizing an additional 2,000,000 shares of the Company’s common stock for awards under the Stock Incentive Plan. The Compensation Committee recommended the increase based on the Company’s historical use of equity awards and its anticipated use of such awards in the future, and giving consideration to the Company’s stock price. The Compensation Committee believes, based on its analysis of the Company’s past and anticipated future grants, that the additional shares should meet the Company’s equity compensation needs for three years. However, future circumstances may require grants different than what the Committee currently anticipates, in which case, the shares authorized could last for a longer or shorter period. The Board’s adoption of the amendment to the Stock Incentive Plan is subject to the approval of the Company’s stockholders.
Why You Should Vote for the Share Increase Amendment to the Stock Incentive Plan
Equity Incentive Awards Are an Important Part of Our Compensation Philosophy
The Stock Incentive Plan and equity incentive awards are central to the Company’s compensation program, and thus are critical to the Company’s ongoing effort to build stockholder value. The Compensation Committee and the Board believe that the Company’s ability to grant equity incentive awards has helped us attract, retain, and motivate key talent in a highly competitive and low unemployment marketplace.
Further, the Stock Incentive Plan allows the Company to utilize a broad array of equity incentives in order to secure and retain the services of the Company’s executives and directors, and to provide incentives for such persons to exert maximum efforts for the Company’s success. Although currently the Company has utilized restricted stock units as the vehicle for equity incentives, the Stock Incentive Plan enables the Company to consider alternative equity incentive vehicles, as appropriate.
The Stock Incentive Plan is Substantially Depleted
There are 355,368 shares remaining available for grant under the Stock Incentive Plan. Although we could substitute cash compensation as an alternative to equity incentives, we believe that equity awards are a more effective executive compensation vehicle because equity delivers high potential value with a smaller impact on current income and cash flow. In addition, we anticipate that we will have difficulty attracting, retaining, and motivating our executive officers, directors, employees, and consultants if we are unable to make equity grants. Furthermore, a portion of our directors’ compensation is paid in stock, and directors also have the ability to elect to receive stock in lieu of the cash portion of their compensation, which many directors have done. These shares also are issued under the Stock Incentive Plan. Therefore, we are asking our stockholders to approve the amendment to the Stock Incentive Plan.
The Stock Incentive Plan Combines Compensation and Governance Best Practices
The Stock Incentive Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
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Equity awards align executive and stockholder interests.   We grant restricted stock units to our executive officers. By doing so, we link their interests with stockholder interests throughout the organization and motivate them to act as owners of the business.

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Stockholder approval is required for additional shares.   The Stock Incentive Plan does not contain an annual increase or other “evergreen” provision. The number of shares is fixed and stockholder approval is required to increase the number of shares available for issuance under the Stock Incentive Plan.

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Option and SAR repricing is prohibited.   The Stock Incentive Plan prohibits amendments to the Stock Incentive Plan or awards that reduce the exercise price of options or stock appreciation rights, unless the amendment is approved by our stockholders.

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Reload options are prohibited.   Reload options are additional options that are granted in connection with the use of shares to exercise an option, thereby “reloading” the original option. The Stock Incentive Plan prohibits the inclusion of a reload option feature in an option grant.

Description of the Stock Incentive Plan
The material features of the Stock Incentive Plan, as amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of the Stock Incentive Plan. Stockholders are urged to read the actual text of the Stock Incentive Plan in its entirety, which is filed with this proxy statement as Annex A.
Awards.   The Stock Incentive Plan authorizes the grants of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), shares of restricted stock, restricted stock units and shares of unrestricted stock (collectively, stock options, SARs, restricted stock, restricted stock units and unrestricted stock are referred to as “Awards”). Under the Stock Incentive Plan, the Company may deliver authorized but unissued shares of common stock, treasury shares of common stock, and shares of common stock acquired by the Company for purposes of the Stock Incentive Plan.
Maximum Number of Shares.   Subject to adjustment as described below under “Certain Corporate Changes,” a maximum of 5,300,000 shares of common stock are available to be granted under the Stock Incentive Plan, including the 2,000,000 shares authorized by the current amendment. Since all but 355,368 shares have been issued or are subject to outstanding grants, after the approval of the amendment, an aggregate of 2,355,368 shares will be available for grant under the Stock Incentive Plan.
The number of shares available for grant could increase if outstanding awards are forfeited before shares are issued in settlement of those awards. Specifically, the following shares shall again become available for Awards: shares subject to an Award that remain unissued upon the cancellation or termination of the Award for any reason; shares of restricted stock that are forfeited, provided that any dividends paid on such shares are also forfeited; and shares in respect of which a stock appreciation right is settled for cash.
Administration.   The Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors, or such other committee or subcommittee of the Board of Directors as the Board of Directors appoints or as is formed by abstention or recusal of one or more members of the Compensation Committee (the “Committee”). The Committee will consist of at least two individuals, both of whom meet the definition of a “non-employee director” (as defined in Rule 16b-3 promulgated under the Exchange Act). However, Awards under the Stock Incentive Plan will not be invalidated if the Committee includes members who do not meet such definitions. If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may act as the Committee. The Committee or the Board of Directors may delegate to one or more officers of the Company the authority to designate the individuals (from among those eligible to receive Awards, other than such officer(s) themselves) who will receive Awards under the Stock Incentive Plan, to the fullest extent permitted by the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant all Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the Exchange Act. The Committee determines the persons who will receive Awards, the type of Awards granted, and the number of shares subject to each Award. The Committee also determines the exercise price, expiration dates and other material features of Awards. The Committee has the authority to interpret and construe any provision of the Stock Incentive Plan and to adopt such rules and regulations for administering the Stock Incentive Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and binding on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Stock Incentive Plan or any Award.
Eligibility.   Officers, non-employee directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company and its subsidiaries, as the Committee in its sole discretion shall select, are eligible to receive Awards under the Stock Incentive Plan. As of May 28, 2024, approximately three officers, five non-employee directors and three executive, managerial, professional or administrative employees of the Company are currently eligible to participate in the Stock Incentive Plan. Although the Company utilizes the services of a number of consultants who are or would be eligible to be granted Awards under the Stock Incentive Plan from time to time, it has never granted Awards under the Stock Incentive Plan to consultants.
Termination of Stock Incentive Plan.   The Stock Incentive Plan will terminate on September 9, 2025 with respect to the initial 800,000 shares authorized under the Stock Incentive Plan, on April 23, 2029 with respect to the 1,000,000 shares authorized by the 2019 amendment and restatement, on April 23, 2031 with respect to the 1,500,000 shares authorized by the 2021 amendment, on April 27, 2033 with respect to the 2,000,000 shares authorized by the 2023 amendment, and on June 11, 2034 with respect to the 2,000,000 shares authorized by this amendment, unless terminated earlier by the Board. Any Awards that are outstanding when the Stock Incentive Plan terminates will continue in effect in accordance with their terms.
Power to Amend, Suspend, Terminate.   The Board of Directors, at any time, may suspend or discontinue the Stock Incentive Plan or revise or amend it in any respect whatsoever, provided, however, that the Board of Directors shall obtain approval of the stockholders of the Company if required by stock exchange rules or if the Board determines that stockholder approval is otherwise desirable or necessary. The Committee may, in its sole discretion, without amending the Stock Incentive Plan, amend any Award to (i) accelerate the date on which any option or SAR becomes exercisable or otherwise adjust any of the terms of such option or SAR, (ii) accelerate the date on which any Award vests, (iii) waive any condition imposed with respect to any Award, or (iv) otherwise adjust any of the terms of any Award. No amendment or modification to the Stock Incentive Plan or any Award may reduce a grantee’s rights or materially increase a grantee’s obligations under any previously granted and outstanding Award without the consent of the grantee, except in connection with certain corporate changes described below under “Certain Corporate Changes.” In addition, the Board may not directly or indirectly reduce the exercise price of outstanding options or stock appreciation rights, unless approved by our stockholders.
Summary of Awards Available Under the Stock Incentive Plan
Restricted Stock Units.   A restricted stock unit entitles the grantee to receive a share of common stock, or in the sole discretion of the Committee, the value of a share of common stock, on the date that the restricted stock unit vests or on such other date as the Committee may specify at the time of grant. Vesting of restricted stock units may be based on continued employment with the Company and/or upon the achievement of specific performance goals. Except as otherwise provided by the Committee, unvested restricted stock units are automatically and immediately forfeited upon a grantee’s termination of employment for any reason.
Restricted Stock.   Prior to the vesting of any restricted shares, the shares are not transferable by the grantee and are forfeitable. Vesting of the shares may be based on continued employment with the Company and/or upon the achievement of specific performance goals, as the Committee determines on the grant date. Except as otherwise provided by the Committee, unvested shares of restricted stock and any dividends paid on such shares are automatically and immediately forfeited upon a grantee’s termination of employment for any reason.
Stock Options.   The exercise price per share of each stock option granted under the Stock Incentive Plan is determined by the Committee on the grant date, but will not be less than the fair market value of a share of common stock on the grant date. Once the option is granted, the option cannot be amended to reduce the exercise price. Each stock option is exercisable for a term, not to exceed ten years, established by the Committee on the grant date. The exercise price must be paid in cash or, subject to the approval of the Committee, in shares of common stock valued at their fair market value on the date of exercise or by such other method as the Committee may from time to time prescribe. Stock options under the Stock Incentive Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code.
The Stock Incentive Plan contains provisions applicable to the exercise of stock options subsequent to a grantee’s termination of employment for “cause,” other than for cause, or due to “disability” (as each such term is defined in the Stock Incentive Plan), or death. These provisions apply unless the Committee establishes alternative provisions with respect to an Award. In general, these provisions provide that stock options that are not exercisable at the time of such termination shall expire upon the termination of employment and stock options that are exercisable at the time of such termination shall remain exercisable until the earlier of the expiration of their original term and (i) in the event of a grantee’s termination other than for cause, three months after such termination of employment, (ii) in the event of a grantee’s disability or death, the first anniversary of such termination. In the event the Company terminates a grantee’s employment for cause, all stock options held by the grantee, whether or not then exercisable, will terminate as of the commencement of business on the termination of employment date. In addition, if a grantee dies subsequent to a termination of employment but before the expiration of the exercise period, then the grantee’s stock options shall remain exercisable until the first anniversary of the grantee’s date of death (or the expiration of the original exercise period, if earlier).
Incentive Stock Options.   Generally, incentive stock options (“ISOs”) are options that may provide certain federal income tax benefits to a grantee that are not available with options that are not ISOs (“non-qualified options”). The tax benefits are described below under the heading “Summary of Federal Tax Consequences.” An ISO has the same Stock Incentive Plan provisions as a non-qualified option (including with respect to various termination events as described above, except that:
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In order to receive the tax benefits, a grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date.

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The aggregate fair market value of shares of common stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the Stock Incentive Plan or any other plan of the Company or its subsidiaries) may not exceed $100,000.

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In the case of an ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price per share must be at least 110% of the fair market value of a share of Stock at the time the ISO is granted, and the ISO cannot be exercisable more than five years from the grant date.

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An option cannot be treated as an ISO if it is exercised more than three months following the grantee’s termination of employment for any reason other than death or disability, or more than one year after the grantee’s termination of employment for disability, unless the grantee died during such three-month or one-year period. ISOs are not transferable other than by will or by the laws of descent and distribution.

Unrestricted Stock.   The Committee may grant unrestricted shares of common stock at such times and subject to such conditions as the Committee determines.
Stock Appreciation Rights. The exercise price of each SAR shall be determined by the Committee on the grant date, but will not be less than the fair market value of a share of common stock on the grant date. Once the SAR is granted, the SAR cannot be amended to reduce the exercise price. Each SAR shall be exercisable for a term, not to exceed ten years, established by the Committee on the grant date. The exercise of a SAR with respect to a number of shares entitles the grantee to receive for each such share an amount equal to the excess of  (i) the fair market value of a share of common stock on the date of exercise over (ii) the exercise price of the SAR. A SAR may be settled in cash or shares of common stock (valued at their fair market value on the date of exercise of the SAR) or both, in the Committee’s discretion. SARs may be granted as stand-alone awards or in connection with a stock option with respect to a number of shares of common stock less than or equal to the number of shares subject to the related option. The exercise of a SAR that relates to a particular stock option causes the cancellation of its related stock option with respect to the number of shares exercised. The exercise of a stock option to which a SAR relates causes the cancellation of the SAR with respect to the number of shares exercised. In the event of a grantee’s termination of employment, SARs generally are exercisable to the same extent as described above with respect to stock options.
Transferability
No Award is transferable other than by will or the laws of descent and distribution, except to the extent an agreement with respect to a stock option or SAR permits certain transfers to a grantee’s family members or trusts.
Right of Recapture
If, at any time after the date on which a grantee has been granted or become vested in an Award pursuant to the achievement of performance goals, the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data and that the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any Award or portion of an Award granted based on such incorrect determination shall be forfeited or returned to the Company, (ii) any stock option or SAR that was exercised shall be deemed not exercised and any shares issued upon such exercise shall be returned to the Company and, in the case of a stock option, the Company shall return the exercise price paid, (iii) any Award or portion of an Award that became vested based on such incorrect determination shall be deemed to be not vested, and (iv) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company. If the subsequent determination is that the performance goals were achieved to a greater extent than originally determined, the Committee may appropriately grant or vest any awards. Awards are also subject to any clawback policies as the Company may adopt from time to time.
Certain Corporate Changes
The Stock Incentive Plan provides that in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events, there will be a corresponding adjustment in the number of shares of common stock available to be delivered under the Stock Incentive Plan, the number of shares subject to Awards and the exercise prices of Awards, as applicable. The Stock Incentive Plan also provides for the adjustment or termination of Awards upon the occurrence of certain corporate events.
Change in Control
The Stock Incentive Plan provides that in the event of a Change in Control (as defined in the Stock Incentive Plan), awards generally will be continued, or substituted for an equivalent award. If the acquirer or successor entity in a Change in Control refuses to assume or substitute the Awards, then the Committee may cash out the Awards.
Tax Withholding
Whenever a grantee is required to recognize compensation taxable as ordinary income in connection with an Award, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes.

When the income is recognized through the receipt of cash, the Company may withhold an amount in cash sufficient to satisfy its withholding obligations. When the income is recognized through the receipt of shares, the Company may require that the grantee remit to the Company an amount in cash sufficient to satisfy the Company’s withholding obligations in advance of the delivery of any certificates for such shares. At the election of the grantee and subject to the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy such withholding obligation by electing to have the Company withhold a number of shares, the fair market value of which is sufficient to satisfy such withholding requirements.
Summary of Federal Tax Consequences
The following is a brief description of the federal income tax treatment that will generally apply to Awards under the Stock Incentive Plan based on current federal income tax rules.
Restricted Stock Units.   The grant of a restricted stock unit will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction. Upon the issuance of shares in settlement of the restricted stock unit, the grantee will realize ordinary income in an amount equal to the fair market value of the shares received, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, when granted to the grantee.
Restricted Stock.   The grant of restricted stock will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. When shares of restricted stock vest, the grantee will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the grantee during the restriction period will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction.
A grantee may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date, and the Company will be entitled to a corresponding deduction.
Non-Qualified Options.   The grant of a non-qualified option will not result in taxable income to the grantee. The grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the common stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the grantee. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code). The excess of the fair market value of the common stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.
If the grantee does not sell or otherwise dispose of the common stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Stock to the grantee, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of  (i) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized upon disposition exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Unrestricted Stock.   The grant of unrestricted stock will result in taxable income for the grantee at the time of grant in an amount equal to the fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant.
Stock Appreciation Rights.   The grant of a SAR will not result in taxable income to the grantee. Upon exercise of a SAR, the fair market value of common stock received, or the amount of cash received, will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Withholding of Taxes.   As noted above under the header “Tax Withholding” when a grantee recognizes income in connection with an Award, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes. When the income is recognized through the receipt of shares, the Company may require that the grantee remit to the Company an amount in cash sufficient to satisfy the Company’s withholding obligations. Subject to the approval of the Committee, the grantee may direct the Company to withhold a number of shares, the fair market value of which is sufficient to satisfy such withholding tax requirements.
Section 162(m) Limitation.   Pursuant to Section 162(m) of the Code, a federal income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to each of the chief executive officer, chief financial officer and the next three most highly compensated officers of a public corporation.
Section 409A.   Section 409A of the Code imposes significant restrictions on deferred compensation and could impact on Awards under the Stock Incentive Plan. If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying Award, as well as a 20% penalty tax. The Stock Incentive Plan is intended to be exempt from or to comply with the requirements of Section 409A.
Tax Advice.   The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Stock Incentive Plan. A grantee may also be subject to state and local taxes in connection with the grant of Awards under the Stock Incentive Plan.
New Plan Benefits
Our Board and Compensation Committee have not made any determination with respect to future awards under the Stock Incentive Plan, and any allocation of such awards will be made only in accordance with the provisions of the Stock Incentive Plan. Because awards under the Stock Incentive Plan are subject to the discretion of the Compensation Committee, awards and benefits under the Stock Incentive Plan for the current or any future year are not determinable.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE BY 2,000,000 SHARES.

OTHER MATTERS
Our Board knows of no other matters that may be properly presented for consideration by the stockholders at the Annual Meeting. If any other matters do properly come before the meeting, however, the persons appointed in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.
ANNUAL REPORT TO STOCKHOLDERS
The Annual Report (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the notice of internet availability of proxy materials, this proxy statement and our Annual Report are available at our website at www.trinityplaceholdings.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of our Annual Report filed with the SEC will be provided to stockholders without charge upon written request directed to our Corporate Secretary at 340 Madison Avenue, Suite 3C, New York, New York 10173. Upon your request, we will provide you with a copy of the exhibits to the Annual Report. You may be responsible for our reasonable expenses in furnishing such exhibits. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing. You can also access our Annual Reports on Form 10-K and other periodic filings we make with the SEC from the EDGAR database at www.sec.gov.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Trinity Place Holdings Inc., 340 Madison Avenue, Suite 3C, New York, New York 10173 or by calling (212) 235-2190. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.
STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials at our 2024 annual meeting of stockholders, it must be received at our principal executive offices, 340 Madison Avenue, Suite 3C, New York, New York 10173, Attention: Corporate Secretary, not later than February 14, 2025. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. If a stockholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, we must receive notice of such proposal at the address given above by April 30, 2025, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and therefore our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials. The deadlines described above are calculated by reference to the date that proxy materials are first made available to stockholders of record for this year’s annual meeting. If the Board changes the date of next year’s annual meeting by more than 30 days, the Board will, in a timely manner, inform stockholders of such change and the effect of such change on the deadlines given above by including a notice in our annual report on Form 10-K, our quarterly reports on Form 10-Q, a current report on Form 8-K or by any other means reasonably calculated to inform the stockholders.
To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 27, 2025.

Annex A
TRINITY PLACE HOLDINGS INC.
2015 STOCK INCENTIVE PLAN
(as amended, effective June 11, 2024)
ARTICLE I
General
1.1
Purpose

The Trinity Place Holdings Inc. 2015 Stock Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Trinity Place Holdings Inc., a Delaware corporation (the “Company”) depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company or a Company subsidiary, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary).
1.2
Administration

(a)   Administration by Committee; Constitution of Committee.   The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the “Committee”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of two or more Qualified Members, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A “Qualified Member” is an individual who is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. The term “Committee” as used herein shall refer to the Board to the extent that the Board is acting in place of the Committee.
(b)   Committee’s Authority.   The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Grant Certificates executed pursuant to Section 2.1, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.
(c)   Committee Action; Delegation.   Actions of the Committee shall be taken by the vote of a majority of its members. To the extent permitted by applicable law, any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, to the fullest extent permitted by Section 157 of the Delaware General Corporation Law (or any successor provision thereto), the Committee may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive awards pursuant to the terms of the Plan, who will receive rights or options under the Plan and the size of each such grant, provided that the Committee shall itself grant awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of section 16 of the 1934 Act.
(d)   Determinations Final.   The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.
(e)   Limit on Committee Members’ Liability.   No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3
Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company and its subsidiaries (collectively, “key persons”) as the Committee in its sole discretion shall select, in each case to the extent permitted under Form S-8 under the 1934 Act. No incentive stock option may be granted to a person who is not an employee of the Company or a Company subsidiary (within the meaning of Section 424 of the Code) on the date of grant.
1.4
Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units and (f) unrestricted stock, all as more fully set forth in Article II. The term “award” means any of the foregoing.
1.5
Shares Available for Awards

(a)   Aggregate Number of Shares.   Subject to Section 1.5(d), awards under the plan may be granted with respect to an aggregate of 7,300,000 shares of common stock of the Company (“Common Stock”). Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company’s treasury or Common Stock acquired by the Company for the purposes of the Plan. Incentive stock options only may be granted with respect to 6,500,000 shares of Common Stock. For purposes of the foregoing, the full number of shares subject to a stock appreciation right shall be applied to the aggregate number of shares authorized.
(b)   Certificate Legends.   The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares, and if such shares are in book entry form, that they be subject to electronic coding or stop order reflecting the applicable restrictions.
(c)   Certain Shares to Become Available Again.   The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.6(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.6(e); and any shares in respect of which a stock appreciation right or restricted stock unit award is settled for cash. Except as set forth above, shares subject to an award under the Plan shall not again become available for grant under the Plan.
(d)   Adjustment Upon Changes in Common Stock.   Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance under the Plan pursuant to Section 1.5(a) shall be adjusted pursuant to Section 3.6(a).
1.6
Definitions of Certain Terms

(a)   The term “cause” in connection with a termination of employment or other service for cause shall mean:
(i)   with respect to a member of the Board, cause shall consist of any acts or omissions that would constitute “cause” under the by-laws of the Company, as they may be amended from time to time;
(ii)   with respect to an employee or consultant, to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company or a Company subsidiary, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement; and otherwise,
(iii)   any one or more of the following:
(A)   any failure by the grantee substantially to perform the grantee’s employment or other duties;

(B)   any excessive unauthorized absenteeism by the grantee;
(C)   any refusal by the grantee to obey the lawful orders of the Board or any other person or committee to whom the grantee reports;
(D)   any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;
(E)   any act by the grantee that is inconsistent with the best interests of the Company;
(F)   the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;
(G)   the grantee’s unauthorized (a) removal from the premises of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or clients of the Company or an affiliate or (b) disclosure to any person or entity of any of the Company’s, or its affiliates’, confidential or proprietary information;
(H)   the grantee’s commission of any felony, or any other crime involving moral turpitude; and
(I)   the grantee’s commission of any act involving dishonesty or fraud.
Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause shall be made by the Committee in its sole discretion. If, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Committee may deem such grantee’s employment to have been terminated for cause. A grantee’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.
(b)   The term “Code” shall mean the Internal Revenue Code of 1986, as amended.
(c)   The term “director” shall mean a member of the Board and a member of the board of directors of any subsidiary of the Company and a member of the governing body of any subsidiary of the Company that is a partnership, limited liability company or other form of entity.
(d)   The term “employment” and “employed” shall be deemed to mean an employee’s employment with, or a consultant’s provision of services to, the Company or any Company subsidiary and each director’s service as a director.
(e)   The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on any stock exchange on which Common Stock is listed, as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.
(f)   The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”
(g)   The term “subsidiary” or “subsidiaries” shall mean any corporation, partnership, limited liability company or other entity of which more than 50% of the economic interest in such entity is owned directly or indirectly by the Company or another subsidiary.

(h)   The terms “termination of employment,” “terminated employment” and related terms or usages shall mean (i) the grantee ceasing to be employed by, or to provide consulting services for, the Company or any Company subsidiary, or any corporation (or any of its subsidiaries) which assumes the grantee’s award in a transaction to which section 424(a) of the Code applies; (ii) the grantee ceasing to be a director; or (iii) in the case of a grantee who is, at the time of reference, both an employee or consultant and a director, the later of the events set forth in subparagraphs (i) and (ii) above. For purposes of clauses (i) and (ii) above, a grantee who continues his employment, consulting relationship or service as a director with a Company subsidiary subsequent to its sale by the Company, shall have a termination of employment upon the date of such sale. The Committee may in its sole discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan. A person whose status changes from consultant, employee, or director to any other of such positions without interruption shall not be considered to have had a termination of employment by reason of such change.
ARTICLE II
Awards Under The Plan
2.1
Certificates Evidencing Awards

Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate (“Grant Certificate”) which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate.
2.2
Grant of Stock Options and Stock Appreciation Rights

(a)   Stock Option Grants.   The Committee may grant incentive stock options and non-qualified stock options (collectively, “options”) to purchase shares of Common Stock from the Company, to such key persons, in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Options granted under the Plan shall not be incentive stock options within the meaning of Section 422 of the Code.
(b)   Stock Appreciation Right Grants; Types of Stock Appreciation Rights.   The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.
(c)   Nature of Stock Appreciation Rights.   The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Grant Certificate, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over an amount determined by the Committee at the time of grant, which may not be less than the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise) or both, as the Committee shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.
(d)   Option Exercise Price.   Each Grant Certificate with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the applicable option. The option exercise price shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided, further, that the option exercise price per share shall be not less than the par value of a share of Common Stock.
(e)   Exercise Period.
(i)   The Committee shall determine the periods during which an option or stock appreciation right shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no stock option (or a stock appreciation right granted in connection with a stock option) shall be exercisable more than 10 years after the date of grant. The Committee may provide that a stock option or stock appreciation right will be automatically exercised on specific dates or upon the occurrence of a specified event.
(ii)   Unless the applicable Grant Certificate provides otherwise, the following terms shall apply:
(A)   An option or stock appreciation right shall become exercisable with respect to a number of shares as close as possible to 25% of the shares subject to such option or stock appreciation right on each of the first four anniversaries of the date of grant. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.
(B)   The option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.
(C)   The option or stock appreciation right shall remain exercisable until the earlier of (i) the tenth anniversary of the date of grant or (ii) the expiration, cancellation or termination of the award, as set forth in Section 2.4 or otherwise.
(f)   Incentive Stock Option Limitation: Exercisability.   To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which an incentive stock option is first exercisable by any employee during any calendar year shall exceed $100,000, or such other amount as may be specified from time to time under section 422 of the Code, such option shall be treated as a non-qualified stock option.
(g)   Incentive Stock Option Limitation: 10% Owners.   Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.
(h)   Reload Options.   The Administrator shall not include in any Grant Certificate with respect to an option (the “original option”) a provision that an additional option (a “reload option”) be granted to any grantee who delivers shares of Common Stock in partial or full payment of the exercise price of the original option.
2.3
Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:
(a)   Notice of Exercise.   An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Committee shall in its sole discretion prescribe.
(b)   Payment of Exercise Price.   Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made by one or more of the following methods: (i) certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent); (ii) with the consent of the Committee, delivery of shares of Common Stock having a Fair Market Value

(determined as of the exercise date) equal to all or part of the option exercise price; or (iii) at the sole discretion of the Committee and to the extent permitted by law and consistent with the terms of the Plan, such other provision as the Committee may from time to time prescribe.
(c)   Delivery of Shares Upon Exercise.   Promptly after receiving payment of the full option exercise price or after receiving notice of the exercise of a stock appreciation right with respect to which payment will be made partly or entirely in shares, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised or shall establish an account evidencing ownership of such shares in uncertificated form. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company or its exchange agent, as the case may be, to deliver the stock certificate(s) to the grantee’s stockbroker.
(d)   No Shareholder Rights.   No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares or the establishment of an account to record such stock ownership in uncertificated form. Except as otherwise provided in Section 3.6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued or such account is established.
2.4
Termination of Employment; Death Subsequent to a Termination of Employment

Except to the extent otherwise provided by the Committee in a Grant Certificate or otherwise, the following rules shall apply to options and stock appreciation rights in the event of the grantee’s termination of employment.
(a)   General Rule.   Except to the extent otherwise provided in this Section 2.4, a grantee whose employment terminates may exercise any outstanding option or stock appreciation right (i) only to the extent that the award was exercisable on (or became exercisable in connection with) the effective date of the termination of employment and (ii) only during the three-month period following the termination of employment, but in no event after the original expiration date of the award. The option or stock appreciation right, to the extent not exercisable on the effective date of the termination of employment or not exercised during the three-month period following the termination of employment, shall terminate.
(b)   Termination for Cause.   If a grantee’s employment is terminated for cause, all options and stock appreciation rights not theretofore exercised shall terminate as of the commencement of business on the effective date of the grantee’s termination of employment.
(c)   Disability.   A grantee whose employment terminates by reason of a disability (as defined below), may exercise any outstanding option or stock appreciation right (i) only to the extent that the award was exercisable on (or became exercisable in connection with) the effective date of the termination of employment; and (ii) only during the period ending on the earlier of (A) the first anniversary of the grantee’s termination of employment and (B) the original expiration date of the award. The option or stock appreciation right, to the extent not exercisable on the effective date of the termination of employment or not exercised during the one-year period following the termination of employment, shall terminate. For this purpose “disability” shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its sole discretion.
(d)   Death.
(i)   Termination of Employment as a Result of Grantee’s Death.   If a grantee dies while employed, then any outstanding option or stock appreciation right may be exercised (i) only to the extent that the award was exercisable on (or became exercisable in connection with) the grantee’s death; and (ii) only during the period ending on the earlier of (A) the first anniversary of the grantee’s death and (B) the original expiration date of the award. The option or stock appreciation right, to the extent not exercisable on the date of death or not exercised during the one-year period following death, shall terminate.
(ii)   Death Subsequent to a Termination of Employment.   If a grantee dies subsequent to terminating employment but prior to the expiration of a stock option or a stock appreciation right (as provided by paragraphs (a) or (c) above), the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee’s death or (B) the original expiration date of the award. The option or stock appreciation right, to the extent not exercised during the one-year period following death, shall terminate.
(iii)   Restrictions on Exercise Following Death.   Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 hereof.
(e)   Special Rules for Incentive Stock Options.   An option may not be treated as an incentive stock option to the extent that it remains exercisable for more than three months following a grantee’s termination of employment for any reason other than death or disability (including death within three months after a termination of employment or within the one year after a termination due to disability), or for more than one year following a grantee’s termination of employment as the result of disability.
2.5
Transferability of Options and Stock Appreciation Rights

Except as otherwise provided in an applicable Grant Certificate evidencing an option (other than an incentive stock option, to the extent inconsistent with section 422 of the Code) or stock appreciation right, during the lifetime of a grantee each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee, in any applicable Grant Certificate evidencing an option or a stock appreciation right, may permit a grantee to transfer all or some of the options or stock appreciation rights, as applicable, to (A) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its sole discretion. Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.
2.6
Grant of Restricted Stock

(a)   Restricted Stock Grants.   The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of restricted stock shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a Grant Certificate in such form as the Committee shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Committee and in accordance with the Delaware General Corporation Law.
(b)   Issuance of Shares.   Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s) or establishment of such account, the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to: (i) the further provisions of this Section 2.6 and (ii) any other restrictions and conditions contained in the applicable Grant Certificate.

(c)   Custody of Stock Certificate(s).   Unless the Committee shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company or another custodian designated by the Company until such shares are free of any restrictions specified in the applicable Grant Certificate. The Committee may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability, and if such shares are in book entry form, that they be subject to electronic coding or stop order reflecting the applicable restrictions.
(d)   Nontransferability/Vesting.   Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable restricted stock agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the achievement of performance goals or other conditions or a combination of such conditions) on which the shares of restricted stock vest, at on which date or dates the nontransferability of the restricted stock shall lapse.
(e)   Consequence of Termination of Employment.   Except as may be otherwise provided by the Committee in a Grant Certificate or otherwise, a grantee’s termination of employment for any reason shall cause the immediate forfeiture of all shares of restricted stock that did not vest prior to, and do not vest on account of, such termination of employment. All dividends paid on such shares also shall be forfeited, whether by termination of any arrangement under which such dividends are held, by the grantee’s repayment of dividends he received directly, or otherwise, unless the Board or the Committee determines otherwise.
2.7
Grant of Restricted Stock Units

(a)   Restricted Stock Unit Grants.   The Committee may grant restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan. A grantee of a restricted stock unit shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a Grant Certificate in such form as the Committee shall determine. A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock or, in the sole discretion of the Committee, the value of a share, on a date specified in the Grant Certificate. If no date is specified, the grantee shall receive such share or value on the date that the restricted stock unit vests.
(b)   Vesting/Nontransferability.   The Committee shall specify at the time of grant the date or dates (which may depend upon or be related to a period of continued employment with the Company, the achievement of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest. Restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in the applicable Grant Certificate.
(c)   Consequence of Termination of Employment.   Except as may otherwise be provided by the Committee in a Grant Certificate or otherwise, a grantee’s termination of employment for any reason shall cause the immediate forfeiture of all restricted stock units that did not vest prior to, and do not vest on account of, such termination of employment.
(d)   Shareholder Rights.   The grantee of a restricted stock unit will have the rights of a shareholder only as to shares for which, pursuant to the award, a stock certificate has been issued or an account has been established evidencing ownership of the stock in uncertificated form, and not with respect to any other shares subject to the award.
2.8
Grant of Unrestricted Stock

The Committee may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9
Right of Recapture

(a)   If a grantee has been granted or become vested in an award pursuant to the achievement of performance goals under this Article II, and the Committee subsequently determines that the earlier determination as to the achievement of the performance goals was based on incorrect data and that in fact the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited or returned to the Company, (ii) any option or stock appreciation right that was exercised shall be deemed not exercised and any shares issued upon such exercise shall be returned to the Company and, in the case of an option, the Company shall return the exercise price paid, (iii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested, and (iv) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company.
(b)   All awards under the Plan shall be subject to any clawback policies adopted by the Company.
ARTICLE III
Miscellaneous
3.1
Amendment of the Plan; Modification of Awards

(a)   Amendment of the Plan.
(i)   General.   Subject to Section 3.1(a)(ii), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent the grantee from being subject to tax with respect to an award under section 409A of the Code shall not be considered to materially impair any rights of any grantee.
(ii)   Shareholder Approval Requirement.   Shareholder approval shall be required with respect to any amendment to the Plan to the extent (i) required by applicable law or stock exchange rules or (ii) that the Board determines that shareholder approval is desirable or necessary.
(b)   Modification of Awards.   The Committee may cancel any award under the Plan. Subject to the limitations in this Section 3.1(b), the Committee also may amend any outstanding award and the applicable Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or (iii) waive or amend the operation of Section 2.4. Any such cancellation or amendment (other than an amendment pursuant to Section 3.6) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).
(c)   Repricing of Awards.   Notwithstanding the foregoing and except as may be permitted under Section 3.6 hereof, the Committee may not, without shareholder approval, directly or indirectly reduce the exercise price of an outstanding option or stock appreciation right, including (i) changing the terms of an option or stock appreciation right to reduce the exercise price of such option or stock appreciation right; (ii) cancelling an option or stock appreciation right in exchange for a new option or stock appreciation right with a lower exercise price, (iii) cancelling an option or stock appreciation right in exchange for a different type of award under the Plan that has a value that is greater than the excess of the Fair Market Value of the applicable shares on the date of such payment over the exercise price, (iv) authorizing, in lieu of the exercise or in exchange for the cancellation of an option or stock appreciation right, the payment of cash in an amount that is greater than the excess of the Fair Market Value of the applicable shares on the date of such payment over the exercise price, or (v) taking any other action that is treated as a “repricing” under generally accepted accounting principles, or (v) take any other action that has the same effect as any of the foregoing, unless the cancellation and exchange occurs in connection with an adjustment permitted under Sections 3.6(a)(iv),

3.6(c)(iii) or 3.6(d) below. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the grantee.
3.2
Consent Requirement

(a)   No Plan Action without Required Consent.   If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.
(b)   Consent Defined.   The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.
3.3
Nonassignability

Except as otherwise provided in the Plan, (a) no award or right granted to any person under the Plan or under any Grant Certificate shall be assignable or transferable other than by will or by the laws of descent and distribution, in accordance with the terms of such awards and to the extent not forfeited upon death; and (b) all rights granted under the Plan or any Grant Certificate shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.
3.4
Requirement of Notification of Election Under Section 83(b) of the Code

(a)   Election Under Section 83(b) of the Code.   If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).
(b)   Disqualifying Disposition Under Section 421(b) of the Code.   The grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.
3.5
Withholding Taxes

(a)   Cash Payments.   Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.
(b)   Delivery of Common Stock.   Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by surrendering restricted shares or electing to have the Company withhold from delivery shares, in each case having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.
3.6
Adjustment Upon Changes in Common Stock

(a)   Corporate Events.   In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, consolidation, combination or exchange of shares or similar corporate change (collectively referred to as “corporate events”), the Committee shall make the following adjustments, subject to Sections 3.6(b) and (c):
(i)   Shares Available for Grants.   The maximum number of shares of Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5(a), shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any event or transaction other than a corporate event, the Committee may, but need not, adjust the maximum number of shares of Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5(a), with respect to the number and class of shares of Common Stock, in each case as the Committee may deem appropriate.
(ii)   Restricted Stock.   Unless the Committee in its sole discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock as a result of a corporate event will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or another custodian designated by the Company.
(iii)   Restricted Stock Units.   The Committee shall adjust outstanding grants of restricted stock units to reflect any corporate event as the Committee may deem appropriate to prevent the enlargement or dilution of rights of grantees.
(iv)   Options and Stock Appreciation Rights.   Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock or a change in the class of shares of Common Stock resulting from a corporate event or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number or class of shares of Common Stock subject to each outstanding option and stock appreciation right and the exercise price-per-share of Common Stock of each such option and stock appreciation right.
(b)   Outstanding Options, Stock Appreciation Rights and Restricted Stock Units — Certain Mergers.   Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option, stock appreciation right and restricted stock unit outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received in such merger or consolidation.
(c)   Outstanding Options, Stock Appreciation Rights and Restricted Stock Units — Certain Other Transactions.   In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its sole discretion, have the power to:
(i)   cancel, effective immediately prior to the occurrence of such event, each option, stock appreciation right and restricted stock unit outstanding immediately prior to such event (whether or not then vested or exercisable), and, in full consideration of such cancellation, pay to the grantee (A) to whom such option or stock appreciation right was granted an amount (whether in cash or, to the extent holders of Common Stock receive securities in the applicable transaction and the Committee so elects, securities), for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Committee in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right and (B) to whom such restricted stock unit was granted, for each share of Common Stock subject to such award, the value, as determined by the Committee in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event, provided, however, that if such option, stock appreciation right or restricted stock unit was subject to vesting or exercisability based achievement of specified performance goals, the Committee may provide that such payments only shall be made to the extent that the applicable performance goal was achieved, assuming the performance period ended on the date of the applicable event; or
(ii)   (1) provide that each option and stock appreciation right outstanding immediately prior to such event (whether or not otherwise vested and exercisable) (a) may be exercised during a period of not less than 30 days prior to the occurrence of such event and (b) shall expire upon the occurrence of such event, and (2) cancel, effective immediately prior to the occurrence of such event, each restricted stock unit outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the grantee to whom such restricted stock unit was granted, for each share of Common Stock subject to such award, the value, as determined by the Administrator in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event, provided, however, that if such option, stock appreciation right or restricted stock unit was subject to vesting or exercisability based achievement of specified performance goals, the Committee may provide that such option and stock appreciation right only shall be exercisable and payment only shall be made with respect to such restricted stock unit to the extent that the applicable performance goal was achieved, assuming the performance period ended on the date of the applicable event; or
(iii)   provide, in a manner consistent with Section 409A of the Code, for the exchange of each option, stock appreciation right and restricted stock unit outstanding immediately prior to such event (whether or not then exercisable) (the “original awards”) for an option on, stock appreciation right and restricted stock unit with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its sole discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right or restricted stock unit, with the other terms of such awards the same as the terms of the applicable original awards, or, if the Committee so determines in its sole discretion, provide for a cash payment to the grantee to whom such option, stock appreciation right or restricted stock unit was granted in partial consideration for the exchange of the option, stock appreciation right or restricted stock unit.
(d)   Outstanding Options, Stock Appreciation Rights and Restricted Stock Units — Other Changes.   In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.6(a), (b) or (c) hereof, the Committee may, in its sole discretion and in a manner consistent with Section 409A of the Code, make such adjustments in the number and class of shares or other property subject to options, stock appreciation rights and restricted stock units outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee, in its sole discretion, determines it is appropriate, the Committee may elect to cancel each or any option, stock appreciation right and restricted stock unit outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such award was granted an amount in cash, (A) for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right (B) for each share of Common Stock subject to such restricted stock unit equal to the Fair Market Value of Common Stock on the date of such cancellation.
(e)   No Other Rights.   Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.
3.7
Change in Control

(a)   General.   Unless the applicable Grant Certificate provides otherwise or unless otherwise determined by the Committee, in the event of a Change in Control, each award outstanding as of the Change in Control shall be assumed, continued or substituted, effective as of the date of the consummation of the Change in Control, with a new award with an intrinsic value equivalent to that of the original award and on terms equivalent to those contained in the Grant Certificate of such award. Any such assumption, continuation or substitution shall be in the manner set forth in Section 3.6(c)(iii) above. In the event that the acquiror or successor entity in the Change in Control refuses to assume, continue or substitute such awards, such awards shall be treated as set forth in Section 3.6(c)(i) and (ii) above.
(b)   A “Change in Control” shall mean the first to occur of the following events:
(i)   The consummation of a transaction or series of transactions whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the 1934 Act (other than the Company, any of its parents or subsidiaries, an employee benefit plan maintained by the Company or any of its parents or subsidiaries, a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company, or any current stockholders who have filed a Schedule D or Schedule G with the Securities Exchange Commission) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(ii)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:
(A)   Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)), directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(B)   After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 3.7(b)(ii)(B) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
3.8
Limitations Imposed with respect to Section 162(m)

Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions:
(i)   With respect to options or stock appreciation rights, the Committee may delay the exercise or payment, as the case may be, in respect of such options or stock appreciation rights until a date that is within 30 days after the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code. In the event that a grantee exercises an option or stock appreciation right at a time when the grantee is a covered employee within the meaning of

Section 162(m)(3), and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.
(ii)   With respect to restricted stock, unrestricted stock or restricted stock units, the Committee may require the grantee to surrender to the Committee any shares of restricted stock and unrestricted stock (whether by surrender of the applicable stock certificates or cancellation of any account evidencing such stock ownership) and any restricted stock units, by surrendering the applicable Grant Certificates, in order to cancel the awards of such restricted stock, unrestricted stock and restricted stock units. In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Common Stock subject to such awards. The amount credited to the book account shall be paid to the grantee within 30 days after the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.
3.9
Right of Discharge Reserved

Nothing in the Plan or in any Grant Certificate shall confer upon any grantee the right to continue his employment or affect any right which the Company may have to terminate such employment or change the terms of such employment.
3.10
Nature of Payments

(a)   Consideration for Services Performed.   Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.
(b)   Not Taken into Account for Benefits.   All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.
3.11
Deferred Compensation

The Plan is intended to be exempt form, and to the extent not exempt, to comply with, the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly. Notwithstanding anything else herein to the contrary, any payment scheduled to be made to a grantee after the grantee’s termination of employment shall not be made until the date six months after the date of the termination of employment, to the extent necessary to comply with Code Section 409A(a)(B)(i) and applicable Treasury Regulations. Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.
3.12
Non-Uniform Determinations

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective

Grant Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(f).
3.13
Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.14
Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.
3.15
Effective Date and Term of Plan

(a)   Adoption.   The Plan was adopted by the Board on September 9, 2015, amended and restated on April 23, 2019, April 23, 2021 and April 27, 2023, which adoption and amendment and restatements were approved by the shareholders of the Company. The Plan was subsequently amended on June 11, 2024 (the “June 2024 Amendment”), subject to approval by the shareholders of the Company. If such approval is not obtained prior to the first anniversary of the adoption of the June 2024 Amendment, such amendment shall be null and void.
(b)   Termination of Plan.   Unless sooner terminated by the Board, the Plan shall terminate (i) on September 9, 2025, the tenth anniversary of the adoption of the Plan by the Board, with respect to the initial 800,000 shares authorized under the Plan, (ii) on April 23, 2029, with respect to the additional 1,000,000 shares authorized pursuant to the amendment and restatement of the Plan, (iii) on April 23, 2031, with respect to the additional 1,500,000 shares authorized pursuant to the subsequent amendment of the Plan, (iv) on April 27, 2033, with respect to the additional 2,000,000 shares authorized pursuant to the subsequent amendment of the Plan, and (iv) on the tenth anniversary of the date the June 2024 Amendment was adopted by the Board, with respect to the additional 2,000,000 shares authorized pursuant to the June 2024 Amendment. No awards shall be made under the Plan after any such date with respect to the applicable shares. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Grant Certificates.
3.16
Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.
3.17
Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

TRINITY PLACE HOLDINGS INC.340 MADISON AVENUE, SUITE 3CNEW YORK, NY 10173VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy cardin hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TPHS2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.TRINITY PLACE HOLDINGS INC.The Board of Directors recommends a vote FOR theDirector nominee listed:1. Election of DirectorNominee:ForWithhold1a. Alexander C. MatinaThe Board of Directors recommends a vote FOR the following proposals:For Against Abstain2. Ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm for the year ending December 31, 2024.3. Approval, on an advisory basis, of the compensation of the company's named executive officers.4. Approval of an amendment to the Company's 2015 Stock Incentive Plan to increase the number of shares available for awards by 2,000,000 shares.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.TRINITY PLACE HOLDINGS INC.Annual Meeting of StockholdersJuly 24, 2024 10:00 a.m., Eastern TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Matthew Messinger and Steven Kahn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRINITY PLACE HOLDINGS INC. that the stockholder(s) is/are entitled to vote at theAnnual Meeting of Stockholders to be held on July 24, 2024 at 10:00 a.m., Eastern Time, being held virtually and conducted via live webcast, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of the Director nominee and FOR proposals 2, 3 and 4.